                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

_______________________________________________________________________________

                             AIM EQUITY FUNDS, INC.
                          (For its Series Portfolios:
                               AIM Blue Chip Fund
                         AIM Capital Development Fund)

                         AIM INTERNATIONAL FUNDS, INC.
                          (For its Series Portfolios:
                       AIM Global Aggressive Growth Fund
                             AIM Global Growth Fund
                             AIM Global Income Fund
                         AIM International Equity Fund)

                             AIM SUMMIT FUND, INC.

                           AIM TAX-EXEMPT FUNDS, INC.
                          (For its Series Portfolios:
                    AIM Tax-Exempt Bond Fund of Connecticut
                            AIM Tax-Exempt Cash Fund
                            Intermediate Portfolio)

                       AIM VARIABLE INSURANCE FUNDS, INC.
                          (For its Series Portfolios:
                       AIM V.I. Capital Appreciation Fund
                        AIM V.I. Diversified Income Fund
                         AIM V.I. Global Utilities Fund
                      AIM V.I. Government Securities Fund
                              AIM V.I. Growth Fund
                        AIM V.I. Growth and Income Fund
                       AIM V.I. International Equity Fund
                           AIM V.I. Money Market Fund
                              AIM V.I. Value Fund)
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

_______________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)  Filing Party:

_______________________________________________________________________________

4)  Date Filed:

_______________________________________________________________________________

                             AIM EQUITY FUNDS, INC.
                         AIM INTERNATIONAL FUNDS, INC.
                             AIM SUMMIT FUND, INC.
                           AIM TAX-EXEMPT FUNDS, INC.
                       AIM VARIABLE INSURANCE FUNDS, INC.
                         11 Greenway Plaza, Suite 1919
                               Houston, TX 77046

                                                               December 20, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment advisor to The AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc. As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new sub-advisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. PLEASE VOTE EACH PROXY CARD YOU RECEIVE.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ CHARLES T. BAUER

                                          Charles T. Bauer
                                          Chairman
---------------------------

GROUP A

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                  VALID SIGNATURE
                        ------------                                  ---------------
Trust Accounts
     (1) ABC Trust Account..................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe
Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner
Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA.........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor
Corporate Accounts
     (1) ABC Corp. .........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp. .........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

                             AIM EQUITY FUNDS, INC.
                               AIM Blue Chip Fund
                          AIM Capital Development Fund

                         AIM INTERNATIONAL FUNDS, INC.
                       AIM Global Aggressive Growth Fund
                             AIM Global Growth Fund
                             AIM Global Income Fund
                         AIM International Equity Fund

                             AIM SUMMIT FUND, INC.

                           AIM TAX-EXEMPT FUNDS, INC.
                    AIM Tax-Exempt Bond Fund of Connecticut
                            AIM Tax-Exempt Cash Fund
                             Intermediate Portfolio

                       AIM VARIABLE INSURANCE FUNDS, INC.
                       AIM V.I. Capital Appreciation Fund
                        AIM V.I. Diversified Income Fund
                         AIM V.I. Global Utilities Fund
                      AIM V.I. Government Securities Fund
                              AIM V.I. Growth Fund
                        AIM V.I. Growth and Income Fund
                       AIM V.I. International Equity Fund
                           AIM V.I. Money Market Fund
                              AIM V.I. Value Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

TO THE SHAREHOLDERS:

     A joint annual meeting of shareholders of AIM Equity Funds, Inc. ("AEF"), AIM International Funds, Inc. ("AIF"), AIM Summit Fund, Inc. ("ASF"), AIM Tax-Exempt Funds, Inc. ("ATEF") and AIM Variable Insurance Funds, Inc. ("AVIF") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 11 Greenway Plaza, Suite 1919, Houston, Texas, with respect to each of the investment companies and their series portfolios, if any, listed above (such portfolios and ASF are collectively referred to as the "Funds"), for the following purposes:

     (1) For each of AEF, AIF, ASF, ATEF and AVIF, to elect nine Directors, each of whom will serve until his successor is elected and qualified.

     (2) For each of the Funds, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

     (3) For ASF, to approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and TradeStreet Investment Associates, Inc.

     (4) For each of the Funds (except AIM Blue Chip Fund, a series portfolio of
         AEF), to eliminate the fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies.

     (5) For AIM International Equity Fund, a series portfolio of AIF, to approve the elimination of the fundamental investment policy prohibiting investments in companies with less than three years of continuous operations.

     (6) For each of AEF, AIF, ASF and ATEF, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal years ending in 1997.

     (7) For AVIF, to ratify the selection of Tait, Weller & Baker as independent accountants for the fiscal year ending in 1997.

     (8) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 3, 1996 are entitled to vote at the annual meeting and any adjournments. If you attend the annual meeting, you may vote your shares in person. If you expect to attend the annual meeting in person, please notify the Funds by calling 1-800-952-3502. If you do not expect to attend the annual meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     Special Note to AVIF Shareholders: Variable annuity or variable life insurance contractowners who are entitled to instruct the voting of AVIF shares attributable to their contracts may do so by returning the accompanying voting instruction form in the enclosed envelope.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.

December 20, 1996

                                                    Charles T. Bauer
                                          Chairman of the Boards of Directors

                             AIM EQUITY FUNDS, INC.
                               AIM Blue Chip Fund
                          AIM Capital Development Fund

                         AIM INTERNATIONAL FUNDS, INC.
                       AIM Global Aggressive Growth Fund
                             AIM Global Growth Fund
                             AIM Global Income Fund
                         AIM International Equity Fund

                             AIM SUMMIT FUND, INC.

                           AIM TAX-EXEMPT FUNDS, INC.
                    AIM Tax-Exempt Bond Fund of Connecticut
                            AIM Tax-Exempt Cash Fund
                             Intermediate Portfolio

                       AIM VARIABLE INSURANCE FUNDS, INC.
                       AIM V.I. Capital Appreciation Fund
                        AIM V.I. Diversified Income Fund
                         AIM V.I. Global Utilities Fund
                      AIM V.I. Government Securities Fund
                              AIM V.I. Growth Fund
                        AIM V.I. Growth and Income Fund
                       AIM V.I. International Equity Fund
                           AIM V.I. Money Market Fund
                              AIM V.I. Value Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                             JOINT PROXY STATEMENT

                         ------------------------------

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

     The accompanying proxy is solicited by the Board of Directors of each of AIM Equity Funds, Inc. ("AEF"), AIM International Funds, Inc. ("AIF"), AIM Summit Fund, Inc. ("ASF"), AIM Tax-Exempt Funds, Inc. ("ATEF") and AIM Variable Insurance Funds, Inc. ("AVIF") (collectively referred to as the "Companies") on behalf of the series portfolios listed above (collectively with ASF, the "Funds"), in connection with the joint annual meeting of shareholders of the Companies to be held at the offices of A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas at 2:00 p.m. local time on Friday, February 7, 1997 (the "Annual Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the applicable Company, or by returning a subsequently dated proxy. If you expect to attend the Annual Meeting in person, please notify the Funds by calling 1-800-952-3502.

     The following table summarizes each proposal to be presented at the Annual Meeting and the Funds to be solicited pursuant to this joint proxy statement with respect to such proposal:

PROPOSAL                                                 AFFECTED COMPANIES OR FUNDS
--------                                                 ---------------------------
1.      Election of Directors                           All Companies
2.      Approval of New Advisory Agreement              All Funds
3.      Approval of New Sub-Advisory Agreement          ASF
4.      Elimination of Fundamental Investment Policy    All Funds except
        Prohibiting or Restricting Investments in       AIM Blue Chip Fund
        Other Investment Companies and/or Amendment
        of Certain Related Fundamental Investment
        Policies
5.      Elimination of Fundamental Investment Policy    AIM International Equity Fund
        Prohibiting Investments in Companies with
        Less Than Three Years of Continuous
        Operation
6.      Ratification of KPMG Peat Marwick LLP as        AEF, AIF ASF and ATEF
        Independent Accountants
7.      Ratification of Tait, Weller & Baker as         AVIF
        Independent Accountants

     Upon the request of any shareholder, each of the Funds will furnish, without charge, a copy of such Fund's annual report for its most recent fiscal year together with any subsequent semi-annual report. All such requests should be directed to AIM at 1-800-347-4246.

VOTING

     At the Annual Meeting, shareholders of record at the close of business on December 3, 1996 (the "Record Date") will be entitled to one vote per share on the applicable proposals set forth in the table above, with proportional votes for fractional shares. Each of the Companies had the following number of shares outstanding on the Record Date: AEF, 1,114,141,489.255; AIF, 236,058,863.408;
ASF, 97,448,456.301; ATEF, 49,059,278.964; and AVIF, 141,886,386.562. The number of shares outstanding on the Record Date for each series portfolio of AEF, AIF, ASF, ATEF and AVIF is set forth in Annex A. It is expected that this joint proxy statement (the "proxy statement") and the accompanying proxy will be first sent to shareholders on or about December 20, 1996.

     The affirmative vote of a plurality of votes cast is necessary to elect each Company's Board of Directors (i.e., the nominees receiving the most votes will be elected) (Proposal 1). The affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve each Fund's new Investment Advisory Agreement (Proposal 2), and, for ASF, the new Sub-Advisory Agreement (Proposal 3), and to approve the elimination of, and changes to, each applicable Fund's fundamental investment policies (Proposals 4 and 5). The 1940 Act defines a "majority of the outstanding voting securities" of a Fund to mean the lesser of (a) the vote of holders of 67% or more of the voting shares of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Fund. The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG Peat Marwick LLP and Tait, Weller & Baker as independent accountants for the applicable Company (Proposals 6 and 7).

     The Board of Directors of each of the Companies has named Charles T. Bauer, Chairman, Robert H. Graham, President, and Carol F. Relihan, Secretary, of each of the Companies, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the election of each Director named in the proxy statement, FOR the approval of the new Investment Advisory Agreement for each of the Funds, FOR the approval of the new Sub-Advisory Agreement for ASF, FOR the proposal to eliminate each applicable Fund's fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies, FOR the proposal to eliminate AIM International Equity Fund's fundamental investment policy prohibiting investments in companies with less than three years of continuous operations, FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for all Companies other than the series portfolios of AVIF, and FOR the ratification of the selection of Tait, Weller & Baker as independent accountants for AVIF.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Annual Meeting, provided a quorum exists.

     Special Note to AVIF Shareholders: Participating life insurance companies ("Insurers") are required to permit their variable annuity or life insurance contractowners ("Contractowners") to instruct them regarding the vote of AVIF shares attributable to their contracts. Insurers also are required to vote the AVIF shares that they own in a consistent manner. Accordingly, each Insurer will vote AVIF shares attributable to contracts in accordance with timely instructions from Contractowners. Each Insurer will vote AVIF shares for which no timely instructions have been received, and all other shares owned by the Insurer, in proportion (whether for, against or in abstention) to the shares for which timely instructions have been received.

     The Board of Directors of each of the Companies currently knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                             ELECTION OF DIRECTORS

     For election of Directors at the Annual Meeting, the Board of Directors of each of the Companies has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar, each of whom is currently a Director of each of the Companies, each to serve as Director until his successor is elected and qualified. All of the nominees presently serve as Directors, Trustees or officers of the ten open-end management investment companies advised by AIM (all such investment companies and their series portfolios, if any, are referred to collectively as the "AIM Funds").

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors who are not "interested persons" of the Companies, as defined in the 1940 Act, may recommend.

     The following table sets forth certain information concerning the
Directors:

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
NAME (AGE)                     DIRECTOR SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------                     ---------------   -----------------------------------------------
Charles T. Bauer(77)*           AEF 05/20/88     (1) Director, Chairman and Chief Executive
                                AIF 10/30/91     Officer, A I M Management Group Inc.; and
                                ASF 02/17/82     Chairman of the Board of Directors, A I M
                                ATEF 05/03/93    Advisors, Inc., A I M Capital Management, Inc.,
                                AVIF 01/22/93    A I M Distributors, Inc., A I M Fund Services,
                                                 Inc., A I M Institutional Fund Services, Inc.
                                                 and Fund Management Company. (2)
                                                 Director/Trustee of the AIM Funds.
Bruce L. Crockett(52)           AEF 10/04/93     (1) Formerly, Director, President and Chief
                                AIF 12/08/92     Executive Officer, COMSAT Corporation (includes
                                ASF 12/08/92     COMSAT World Systems, COMSAT Mobile
                                ATEF 05/05/93    Communications, COMSAT Video Enterprises,
                                AVIF 02/25/93    COMSAT RSI and COMSAT International Ventures);
                                                 President and Chief Operating Officer, COMSAT
                                                 Corporation; President, World Systems Division,
                                                 COMSAT Corporation; and Chairman, Board of
                                                 Governors of INTELSAT; (each of the COMSAT
                                                 companies listed above is an international
                                                 communication, information and
                                                 entertainment-distribution services company).
                                                 (2) Director/Trustee of the AIM Funds.

---------------

* Mr. Bauer is an "interested person" of each Company, as defined in the 1940 Act, primarily because of his positions with AIM, and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
NAME (AGE)                     DIRECTOR SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------                     ---------------   -----------------------------------------------
Owen Daly II(72)                AEF 05/24/88     (1) Formerly, Director, CF&I Steel Corp.,
                                AIF 12/10/91     Monumental Life Insurance Company and
                                ASF 02/18/87     Monumental General Insurance Company; and
                                ATEF 05/05/93    Chairman of the Board of Equitable
                                AVIF 02/25/93    Bancorporation. (2) Director/Trustee of the AIM
                                                 Funds; and Director, Cortland Trust Inc.
                                                 (investment company).
Carl Frischling(59)**           AEF 05/24/88     (1) Partner, Kramer, Levin, Naftalis & Frankel
                                AIF 12/10/91     (law firm). Formerly, Partner, Reid & Priest
                                ASF 02/17/82     (law firm); and prior thereto, Partner,
                                ATEF 05/05/93    Spengler Carlson Gubar Brodsky & Frischling
                                AVIF 05/01/93    (law firm). (2) Director/Trustee of the AIM
                                                 Funds.
Robert H. Graham(50)***         AEF 05/10/94     (1) Director, President and Chief Operating
                                AIF 05/10/94     Officer, A I M Management Group Inc.; Director
                                ASF 05/10/94     and President, A I M Advisors, Inc.; and
                                ATEF 05/10/94    Director and Senior Vice President, A I M
                                AVIF 01/22/93    Capital Management, Inc., A I M Distributors,
                                                 Inc., A I M Fund Services, Inc., A I M
                                                 Institutional Fund Services, Inc. and Fund
                                                 Management Company.
                                                 (2) Director/Trustee of the AIM Funds.
John F. Kroeger(72)             AEF 05/24/88     (1) Formerly, Consultant, Wendell & Stockel
                                AIF 12/10/91     Associates, Inc. (consulting firm).
                                ASF 04/21/82     (2) Director/Trustee of the AIM Funds; and
                                ATEF 05/05/93    Director, Flag Investors International Fund,
                                AVIF 02/25/93    Inc., Flag Investors Emerging Growth Fund,
                                                 Inc., Flag Investors Telephone Income Fund,
                                                 Inc., Flag Investors Equity Partners Fund,
                                                 Inc., Total Return U.S. Treasury Fund, Inc.,
                                                 Flag Investors Intermediate Term Income Fund,
                                                 Inc., Managed Municipal Fund, Inc., Flag
                                                 Investors Value Builder Fund, Inc., Flag
                                                 Investors Maryland Intermediate Tax-Free Income
                                                 Fund, Inc., Flag Investors Real Estate
                                                 Securities Fund, Inc., Alex Brown Cash Reserve
                                                 Fund, Inc. and North American Government Bond
                                                 Fund, Inc. (investment companies).

---------------

 ** Mr. Frischling is an "interested person" of each Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the AIM Funds.

*** Mr. Graham is an "interested person" of each Company, as defined in the 1940
    Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
NAME (AGE)                     DIRECTOR SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------                     ---------------   -----------------------------------------------
Lewis F. Pennock(54)            AEF 05/24/88     (1) Attorney in private practice in Houston,
                                AIF 10/30/91     Texas. (2) Director/Trustee of the AIM Funds.
                                ASF 04/21/82
                                ATEF 05/05/93
                                AVIF 02/25/93
Ian W. Robinson(73)             AEF 10/04/93     (1) Formerly, Executive Vice President and
                                AIF 12/08/92     Chief Financial Officer, Bell Atlantic
                                ASF 09/27/93     Management Services, Inc. (provider of
                                ATEF 05/05/93    centralized management services to telephone
                                AVIF 02/25/93    companies); Executive Vice President, Bell
                                                 Atlantic Corporation (parent of seven telephone
                                                 companies); and Vice President and Chief
                                                 Financial Officer, Bell Telephone Company of
                                                 Pennsylvania and Diamond State Telephone
                                                 Company. (2) Director/Trustee of the AIM Funds.
Louis S. Sklar(56)              AEF 09/27/89     (1) Executive Vice President, Development and
                                AIF 10/30/91     Operations, Hines Interests Limited Partnership
                                ASF 09/27/89     (real estate development). (2) Director/Trustee
                                ATEF 05/05/93    of the AIM Funds.
                                AVIF 02/25/93

                         ------------------------------

     The Companies do not hold regular annual meetings at which Directors are elected.

     During the year ending December 31, 1996, the Companies' Boards of Directors met eight times. Each Company has three standing committees of its Board of Directors: the Audit Committee, the Investments Committee and the Nominating and Compensation Committee. During the year ending December 31, 1996, each Company's Audit Committee met four times, Investments Committee met four times, and Nominating and Compensation Committee met two times. During such year, all of the Companies' Directors attended at least 75% of the aggregate of the number of meetings of the Boards of Directors and all committees.

     The members of the Audit Committee of each Company are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee for each Company is responsible for meeting with the Fund's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the Directors as a whole with respect to each Company's fund accounting or its internal accounting controls, or for considering such other matters as the Board of Directors determines. None of the members of the Audit Committees is an "interested person" of any Company, as defined by the 1940 Act.

     The members of the Investments Committee of each Company are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such other matters as the Board of Directors may determine. Mr. Bauer is an "interested person" of the Companies, as defined by the 1940 Act.

     The members of the Nominating and Compensation Committee of each Company are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensa-tion Committee is responsible for considering and nominating individuals to stand for election as Directors reviewing from time to time the compensation payable to the Directors who are not "interested persons" of the Companies, as defined by the 1940 Act, and considering such other matters as the Board of Directors may from time to time determine. The Nominating and Compensation Committee of each Company has sole authority to nominate persons for Directors of such Company, but shareholders may submit names of individuals for the Committee's consideration. None of the members of the Nominating and Compensation Committee is an "interested person" of any Company, as defined by the 1940 Act.

COMPENSATION OF DIRECTORS

     Each Director is reimbursed for expenses incurred in attending each meeting of the Boards of Directors or any committee thereof. Each Director who is not also an officer of the Companies is compensated for his services according to a fee schedule which recognizes the fact that such Director also serves as a Director or Trustee of other AIM Funds. Each such Director receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued estimated for the calendar year ending December 31, 1996 for each Director of the Companies:

                                                                          RETIREMENT
                                  AGGREGATE COMPENSATION FROM THE          BENEFITS       TOTAL
                                           COMPANIES(1)                   ACCRUED BY   COMPENSATION
                            -------------------------------------------    ALL AIM     FROM ALL AIM
DIRECTOR                      AEF      AIF      ASF      ATEF     AVIF     FUNDS(2)      FUNDS(3)
--------                    -------   ------   ------   ------   ------   ----------   ------------
Charles T. Bauer..........      -0-      -0-      -0-      -0-      -0-         -0-           -0-
Bruce L. Crockett.........  $18,347   $5,204   $1,668   $2,807   $8,814    $ 38,621      $ 67,000
Owen Daly II..............   18,276    5,153    1,655    2,769    8,700      82,607        67,000
Carl Frischling...........   18,347    5,204    1,668    2,807    8,814      56,683        67,000
Robert H. Graham..........      -0-      -0-      -0-      -0-      -0-         -0-           -0-
John F. Kroeger...........   17,777    5,011    1,604    2,685    8,437      83,654        65,000
Lewis F. Pennock..........   18,026    5,082    1,630    2,727    8,569      33,702        66,000
Ian W. Robinson...........   18,347    5,204    1,668    2,807    8,814      64,973        67,000
Louis S. Sklar............   18,069    5,126    1,644    2,766    8,685      47,593        65,500

------------------------------

(1) The total amount of compensation deferred by all Directors of the Companies estimated for the year ending December 31, 1996, including interest earned thereon, is $75,752 for AEF, $20,547 for AIF, $7,108 for ASF, $11,850 for
    ATEF and $36,558 for AVIF.

(2) During the year ending December 31, 1996, the total amount of expenses allocated to the Companies in respect of such retirement benefits is $163,136 for AEF, $19,910 for AIF, $9,244 for ASF, $1,210 for ATEF and
    $8,549 for AVIF.

(3) Each Director serves as a Director or Trustee of a total of ten AIM Funds. Data reflect estimated total compensation earned during the calendar year ending December 31, 1996. Does not include accrued retirement benefits or earnings on deferred compensation.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director who is an "Eligible Director" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the Boards of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Director has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Director during the twelve-month period immediately preceding the Eligible Director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Director) for the number of such Eligible Director's years of service (not in excess of ten years of service) completed with respect to any of the AIM Funds. If an Eligible Director dies after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Director for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Director's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an Eligible Director upon retirement assuming various final annual compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7, respectively, although, as noted above, the benefits payable are based upon no more than ten years of service.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                                                ANNUAL COMPENSATION
                                                               PAID BY ALL AIM FUNDS
    NUMBER OF YEARS OF                                    -------------------------------
SERVICE WITH THE AIM FUNDS                                $55,000     $60,000     $65,000
--------------------------                                -------     -------     -------
             10.........................................  $41,250     $45,000     $48,750
              9.........................................   37,125      40,500      43,875
              8.........................................   33,000      36,000      39,000
              7.........................................   28,875      31,500      34,125
              6.........................................   24,750      27,000      29,250
              5.........................................   20,625      22,500      24,375

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Directors may elect to defer receipt of up to 100% of their compensation payable by the Companies, and such amounts are placed into a deferral account. Currently, the Deferring Directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash generally in equal quarterly installments over a period of ten years beginning on the date the Deferring Director's retirement benefits commence under the Retirement Plan. The Companies' Boards of Directors, in their sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Director's termination of service as a Director of a Company. If a Deferring Director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Companies and of each other AIM Fund from which they are deferring compensation.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Shareholders are being asked to approve new Investment Advisory Agreements (collectively, the "New Advisory Agreements") that have no material changes in their terms and conditions, no changes in fees, and no material changes in the way the Funds are managed, advised or operated.

     AIM has served as investment advisor to each of the Funds from the dates set forth in Annex B and currently serves pursuant to advisory agreements (collectively, the "Current Advisory Agreements") executed on various dates, as set forth in Annex B. On May 14, 1996, the Board of Directors of AEF, AIF, ASF, ATEF and AVIF, including a majority of the Directors who are not interested persons of each such Company or AIM (the "Independent Directors"), voted to continue the Current Advisory Agreements for an additional year until June 30, 1997.

     The Funds are seeking shareholder approval of the New Advisory Agreements because of the technical requirements of the 1940 Act that apply to the merger (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the direct parent of AIM, an "assignment" of the Current Advisory Agreements will occur under the 1940 Act. The Current Advisory Agreements provide that they will terminate automatically upon their assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business.

     At a meeting held on December 10 and 11, 1996, the Board of Directors of AEF, AIF, ASF, ATEF and AVIF, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Advisory Agreements. A copy of a form of the New Advisory Agreements is attached hereto as Annex C. In approving the New Advisory Agreements, the Boards of Directors took into account the terms of the Merger. There are no material differences between the provisions of the Current Advisory Agreements and the New Advisory Agreements. A description of such agreements is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex C.

     If the conditions to the Merger are not met or waived or if the merger agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Advisory Agreements will remain in effect. If the New Advisory Agreements are approved, and the

Merger is thereafter consummated, the New Advisory Agreements will be executed and become effective on the Closing Date, as defined below. In the event that any of the New Advisory Agreements is not approved with respect to any Fund and the Merger is consummated, the Board of Directors of the applicable Company will determine what action to take, in any event subject to the approval of shareholders of such Fund.

MERGER OF AIM MANAGEMENT AND INVESCO

     On November 4, 1996, AIM Management (the parent of AIM) entered into an agreement and plan of merger (the "Merger Agreement") with INVESCO plc ("INVESCO"). The Merger Agreement provides for the merger of AIM Management into INVESCO Group Services, Inc., a wholly owned U.S. subsidiary of INVESCO, or into another wholly owned U.S. subsidiary of INVESCO (in either case, "INVESCO Sub").

     INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depositary Shares evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States and Europe, and a growing presence in the Pacific. INVESCO's U.S. subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France. INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.

     Following the Merger, INVESCO will be renamed AMVESCO plc ("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses. Each of these businesses will be directed by a separate management committee. Charles W. Brady, the Chairman of INVESCO, will head the management committee for AMVESCO's U.S. institutional and international businesses. Robert H. Graham, President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses. Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM Management, will become Vice Chairman of AMVESCO and Chairman of AIM Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

     AIM has advised the AIM Funds that the Merger is not expected to have a material effect on the operations of the AIM Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. Following the Merger, AIM will continue to be a wholly owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the AIM Funds, the personnel managing the AIM Funds or other services provided to and business activities of the AIM Funds. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the AIM Funds, or have any adverse effect either on AIM's ability to fulfill its respective obligations under the New Advisory Agreements, or on its ability to operate its businesses in a manner consistent with its current practices.

     Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment advisor and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor investment advisor) or any interested person of any such advisor receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such advisor are not "interested persons" (as defined in the 1940 Act) of the new or the old investment advisor. The Board of Directors that you are being asked to elect in Proposal No. 1 meets this 75% requirement.

BOARDS OF DIRECTORS EVALUATION

     At meetings with the Boards of Directors/Trustees of the AIM Funds beginning in September, 1996, representatives of AIM Management began discussing with the Boards the possibility of a merger between AIM Management and INVESCO. At a meeting in person held on September 27 and 28, 1996, the Boards of Directors/Trustees of the AIM Funds appointed a special committee (the "Special Committee"), consisting of the Directors/Trustees of the AIM Funds who are not interested persons of AIM or INVESCO, to review the proposed Merger, consider its potential impact on the AIM Funds and their shareholders, and make recommendations to the Boards of Directors/Trustees of the AIM Funds with respect to the approval of the New Advisory Agreements in view of the proposed Merger. Directors/Trustees of the AIM Funds who are members of the Special Committee are Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar. The Special Committee met with its legal counsel ("Special Counsel"), who assisted it in its deliberations concerning approval of the New Advisory Agreements. At a meeting in person held on November 19, 1996, representatives of AIM Management and INVESCO discussed with the Boards of Directors/Trustees of the AIM Funds the specific terms of the Merger Agreement.

     The Special Committee met separately with Special Counsel on November 8, 1996, November 19, 1996 and December 2, 1996 to consider and review the Directors'/Trustees' fiduciary obligations and the nature and extent of additional information to be requested by them to evaluate the New Advisory Agreements and the potential impact of the Merger on the AIM Funds and their shareholders. Between November 8, 1996 and December 10, 1996, the Special Committee and Special Counsel requested and received additional information from AIM Management, INVESCO and their counsel, and held telephone conferences, regarding the proposed Merger and its potential impact on the AIM Funds and their shareholders. On December 10, 1996, the Special Committee and Special Counsel met separately with representatives of AIM Management and INVESCO to review various aspects of the proposed Merger, and to review additional information regarding INVESCO and the future plans for AIM Management and AIM.

     In connection with its review, the Special Committee possessed or obtained substantial information regarding: the management, financial position and business of INVESCO and its subsidiaries; the history of INVESCO's and its subsidiaries' business and operations; the performance of the investment companies and private accounts advised by INVESCO and its subsidiaries; the impact of the Merger on the AIM Funds and their shareholders; future plans of AMVESCO with respect to AIM and the AIM Funds; performance and financial information about each of the AIM Funds; and information about other funds and their fees and expenses.

     The Special Committee also received information regarding the terms of the Merger and comprehensive financial information, including: INVESCO's plans for financing the Merger; the impact of the financing on AIM Management and AIM; AMVESCO's plans for the compensation of executives and investment and other staff of AIM Management and AIM; information concerning employment contracts with senior management of AIM Management and AIM; and AMVESCO's access to capital markets to meet the capital needs of AIM Management and its subsidiaries.

     In connection with its deliberations, the Special Committee obtained assurances from INVESCO that: the separate identity of AIM Management and AIM would be maintained for the foreseeable future; AMVESCO did not intend to change executive management or staff of AIM Management or AIM (other than to appoint Robert H. Graham Chief Executive Officer of the successor to AIM Management), and has entered into employment agreements with key personnel; AMVESCO will consult with the Boards of Directors/Trustees of the AIM Funds prior to making material changes to AIM, including its financial and personnel resources that could adversely affect the ability of AIM or its subsidiaries to render high quality services to the AIM Funds; AMVESCO will appoint a general counsel for AMVESCO who will have responsibility for overall compliance systems; neither AMVESCO nor its affiliates will impose an "unfair burden" within the meaning of
Section 15(f) of the 1940 Act for a period of two years following the consummation of the Merger; AMVESCO has not planned any major changes to the operations and capabilities of AIM or its subsidiaries, except those intended to enhance the capabilities of those entities to provide improved services to the AIM Funds; and AMVESCO and its affiliates will use reasonable best efforts to assure that for a period of three years following consummation of the Merger at least 75% of the members of the Boards of Directors/Trustees of the AIM Funds will not be interested persons of either AIM or INVESCO Group Services, Inc. The Special Committee determined that it was not in a position to rank the foregoing in order of importance.

     The Special Committee also evaluated each New Advisory Agreement. The Special Committee assured itself that the New Advisory Agreement for each of the Funds, including the terms relating to the services to be provided and the fees and expenses payable by each such Fund, is not materially different from the Current Advisory Agreement for each such Fund.

     Based on the Special Committee's review and analysis of the material provided and the assurances received, the Special Committee unanimously recommended to the Boards of Directors of each of the Companies that the New Advisory Agreements be approved.

     At the Boards of Directors/Trustees meetings of the AIM Funds held on December 10 and 11, 1996, the Boards received presentations by INVESCO and AIM. The Directors/Trustees were supplied with the information given to the Special Committee in advance of the meeting. The Special Committee discussed with the Boards of Directors the materials it reviewed, the issues it studied and the reasons for its recommendation. Based upon the foregoing, the Board of Directors of each of the Companies unanimously approved the New Advisory Agreement for the applicable Funds and recommended approval by the shareholders.

ADDITIONAL TERMS OF THE MERGER AGREEMENT

     AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.

     The directors of AIM Management's successor will be Charles T. Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM Management. Although Charles T. Bauer will remain Chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officer of such successor. Mr. Graham currently serves as AIM Management's President and Chief Operating Officer.

     Upon consummation of the Merger, the AIM Management stockholders will own approximately 45% of AMVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and on December 4, 1996, approved changing INVESCO's name upon consummation of the Merger. AIM Management's stockholders have also approved the Merger. The name of AIM will not change.

     The closing is presently expected to occur on February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties;
(d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Administration Agreement, Registration Rights Agreement and Indemnification Agreement, and Transfer Restriction Agreements, and Employment Agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and
(g) shareholder resolution to appoint to INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.

     The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or (c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

     In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

          Employment Agreements. Following the Merger, the current officers of AIM Management will be the officers of the successor to AIM Management and the directors of the successor to AIM Management will be four of the current directors of AIM Management. Senior management and key employees of AIM Management have entered into employment agreements which will commence when the Merger is consummated and will continue for initial terms ranging from one year to four years. All of the employment agreements contain covenants not to compete extending for at least one year after termination of employment. Approximately thirty current employees of AIM Management are expected to enter into such employment agreements with INVESCO.

          Voting Agreement. Certain AIM Management stockholders and their spouses, the current directors of INVESCO and proposed directors of AMVESCO (all of whom are expected to hold in the aggregate approximately 25% of the Ordinary Shares outstanding immediately following the consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the AMVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM Management's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM Management's current Chairman); (c) the parties will vote at any AMVESCO shareholder meeting on resolutions (other than those in respect of the election of directors) supported by two-thirds of the Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date and the date on which a resolution proposed by an INVESCO-designated Board member is approved by the AMVESCO Board despite being voted against by each AIM Management-designated Board member present at such Board meeting.

          Standstill Agreement and Transfer Restriction Agreements. Certain AIM Management stockholders and their spouses and certain other significant shareholders of INVESCO have agreed under certain circumstances for a maximum of five years not to engage in a number of specified activities that might result in a change of the ownership or control positions of AMVESCO existing as of the Closing Date. AIM Management stockholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of AMVESCO for a period of up to five years.

TERMS OF THE ADVISORY AGREEMENTS

     Although the Current Advisory Agreements have not terminated and the New Advisory Agreements have not become effective, such Agreements (collectively, the "Advisory Agreements") are described below as if they were both in effect.

     Under the Advisory Agreements, AIM

          (a) supervises all aspects of the operations of the Funds;

          (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund's assets;

          (c) determines which issuers and securities shall be represented in the Funds' investment portfolios and regularly reports thereon to the Companies' Boards of Directors;

          (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Companies' Boards of Directors; and

          (e) takes, on behalf of the Companies and the Funds, all actions which appear to the Companies and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions stated above, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     The Advisory Agreements provide that any investment program undertaken by AIM, as well as any other actions taken by AIM on behalf of each Fund, shall at all times be subject to any directives of the Board of Directors of the applicable Company.

     In performing its obligations under the Advisory Agreements, AIM is required to comply with all applicable laws. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Advisory Agreements on the part of AIM or its officers, directors or employees, AIM shall not be liable to the Companies or the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Advisory Agreements provide that, subject to the approval of the Board of Directors of the applicable Company and the shareholders of the applicable Fund, AIM may delegate certain of its duties to a sub-advisor, provided that AIM shall continue to supervise the performance of any such sub-advisor.

     The Advisory Agreements provide that all of the ordinary business expenses incurred in the operations of each of the Funds and the offering of each of their shares shall be paid by each such Fund. These expenses include brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent and shareholder service agent costs.

     The New Advisory Agreements also expressly provide that a Company shall be entitled to use the name "AIM" with respect to a Fund only so long as AIM serves as investment manager or advisor to such Fund. Although some of the Current Advisory Agreements presently have a similar provision, the provision in each of the New Advisory Agreements will read as follows:

       License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     Management of each Company understands that each such Company has been using the AIM mark for each Fund only by permission of AIM and that the express licensing provision contained in each New Advisory Agreement clarifies this understanding.

     Information with regard to the fees payable under each of the Advisory Agreements and the aggregate advisory fees paid to AIM in each Fund's most recently completed fiscal year is set forth in Annex F.

     Each Advisory Agreement may be terminated with respect to a Fund on 60 days written notice without penalty by (i) the applicable Fund, (ii) the action of the shareholders of the applicable Fund, (iii) the Board of Directors of the applicable Company, or (iv) AIM. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year with respect to a Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the applicable Company or (ii) by the vote of a majority of such Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors of the Company who are not interested persons of the Company or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements provide that, upon the request of the applicable Company's Board of Directors, AIM may perform certain additional services on behalf of the Funds. The Boards of Directors have approved, and the Funds have entered into, Master Administrative Services Agreements with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to each Fund, including the services of a principal financial officer of each Company and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. In addition, A I M Fund Services, Inc. ("AIM Services"), a wholly owned subsidiary of AIM, provides administrative services to ASF pursuant to a contract between AIM and AIM Services.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     As noted above, AIM (and, with respect to ASF, AIM Services) provides administrative services to each of the Funds. In addition, A I M Distributors, Inc. ("AIM Distributors"), a wholly owned subsidiary of AIM, serves as the principal underwriter for each of the classes of the Companies. Shares of the Funds (other than ASF and AVIF) are generally sold with an initial sales charge ("Class A Shares"), or with respect to some of the Funds, subject to a contingent deferred sales charge ("Class B Shares"). Such sales charges are paid by investors. Shares of AVIF, which are offered only to separate accounts of life insurance companies, and shares of ASF, which are offered only through Summit Investers Plans, are sold without either an initial or a contingent deferred sales charge.

     Each of the Funds (except for ASF, AVIF and the Intermediate Portfolio of
ATEF) has also adopted a distribution plan or plans under Rule 12b-1 of the 1940 Act (each, a "Plan") with respect to each of its retail classes. Pursuant to each Plan, each such Fund makes payments to AIM Distributors in connection with the distribution of the Fund's shares and the provision of ongoing services to shareholders of each class. The fees are calculated as a percentage of the annualized average daily net assets attributable to a class of shares. AIM Distributors pays a portion of the Rule 12b-1 fees that it receives to the brokers, dealers, agents and other service providers with whom it has entered into agreements and who offer shares of each such Fund for sale or provide customers or clients certain continuing personal services. Each such Fund categorizes the first 0.25% per year of the Rule 12b-1 fees paid to such third parties attributable to the Class A Shares of the respective Fund as a service fee for ongoing personal services.

     AIM Distributors is authorized to advance to institutions through whom Class B Shares are sold a sales commission under schedules established by AIM Distributors. AIM Distributors (or its assignee or transferee) receives 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B Shares) of each applicable Fund's annualized average daily net assets attributable to those Class B Shares sold through the sales efforts of AIM Distributors. The remaining 0.25% of each applicable Fund's annualized average daily net assets attributable to Class B Shares is paid to brokers, dealers, agents and other service providers as a service fee for ongoing personal services.

     The amounts payable by each applicable Fund under the Plans need not be directly related to the expenses actually incurred by AlM Distributors on behalf of each such Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the applicable Funds will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     AIM Services serves as transfer agent to each of the retail classes of AEF, AIF and ATEF. State Street Bank and Trust Company ("State Street"), an entity which is not affiliated with AIM, serves as transfer agent for ASF and AVIF.

     Information with regard to the amount of fees paid by each Fund to AIM and its affiliates for services provided other than under the Current Advisory Agreements in each Fund's most recently completed fiscal year is set forth in Annex D.

     The agreements pursuant to which AIM provides administrative services to the Funds and pursuant to which AIM Distributors serves as the Funds' principal underwriter will terminate as a result of the Merger. The Board of Directors of each of the Companies has approved new agreements, which are substantially identical to the existing administrative services and distribution agreements, to take effect upon consummation of the Merger. Under the 1940 Act, such agreements do not require the approval of shareholders before they become effective. The agreements pursuant to which AIM Services and State Street provide transfer agency services will not terminate as a result of the Merger.

INFORMATION CONCERNING AIM

     AIM serves as the investment advisor to each of the Funds. AIM was organized in 1976 and, together with its affiliates, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of December 3, 1996, the total assets of the AIM Funds were approximately $62.6 billion. AIM is a wholly owned subsidiary of AIM Management. Certain of the Directors and officers of AIM are also Directors and executive officers of the Companies, and their names, principal occupations and affiliations are shown in the table under Proposal 1 and under "Executive Officers" in Annex E. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex F. The address of AIM, all of the directors of AIM, AIM Distributors, AIM Services and AIM Management, is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of each Company recommends that you vote FOR the approval of the New Advisory Agreements.

                                 PROPOSAL 3 --

                       APPROVAL OF SUB-ADVISORY AGREEMENT

     Shareholders of ASF are being asked to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between AIM and its sub-advisor, TradeStreet Investment Associates, Inc. ("TradeStreet"). The New Sub-Advisory Agreement contains no material changes in its terms, conditions, or fees, nor does it contain any material changes in the way ASF is managed, advised or operated.

     TradeStreet has served as sub-advisor to ASF since April 1, 1996, pursuant to a sub-advisory agreement dated October 18, 1993, as supplemented as of December 9, 1993 and restated as of April 1, 1996 (the "Current Sub-Advisory Agreement") originally with NationsBank of Texas, N.A. ("NationsBank of Texas"). TradeStreet is a wholly owned subsidiary of NationsBank, N.A. TradeStreet assumed the rights and duties of NationsBank of Texas under an agreement dated as of April 1, 1996. On May 14, 1996, the Board of Directors of ASF, including a majority of the directors who are not interested persons of ASF or AIM, voted to continue the Current Sub-Advisory Agreement for an additional year until June 30, 1997.

     ASF is seeking shareholder approval of the New Sub-Advisory Agreement because of the technical requirements of the 1940 Act that apply to the Merger described above in Proposal 2. The Merger will result in a transfer of more than 25% of the outstanding voting shares of AIM Management, AIM's direct parent, causing an "assignment" of the Current Advisory Agreement under the 1940 Act. The Current Advisory Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. The termination of the Current Advisory Agreement effectively terminates the Current Sub-Advisory Agreement. Shareholders are therefore being asked to approve the New Sub-Advisory Agreement. The Merger will not have any effect on TradeStreet.

     At a meeting held on December 10, 1996, the Board of Directors of ASF, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached hereto as Annex G. In approving the New Sub-Advisory Agreement, the Board of Directors of ASF took into account the Merger described above under "Merger of AIM Management and INVESCO." There are no material differences between the provisions of the Current Sub-Advisory Agreement and the New Sub-Advisory

Agreement. A description of such agreements is provided below under "Terms of the Sub-Advisory Agreement." Such description is only a summary and is qualified by reference to the attached Annex G.

     If the conditions to the Merger are not met or waived or if the Merger Agreement is terminated, the Merger will not be consummated, and the Current Sub-Advisory Agreement will remain in effect. If the New Sub-Advisory Agreement is approved, and the Merger is thereafter consummated, the New Sub-Advisory Agreement will be executed and become effective on the Closing Date. In the event that the New Sub-Advisory Agreement is not approved and the Merger is consummated, the Board of Directors of ASF will determine what action to take, in any event subject to the approval of shareholders of ASF.

TERMS OF THE SUB-ADVISORY AGREEMENT

     Although the Current Sub-Advisory Agreement has not terminated and the New Sub-Advisory Agreement is not yet in effect, the agreements (collectively, the "Sub-Advisory Agreement") are described below as if they were both in effect.

     Under the Sub-Advisory Agreement, TradeStreet provides investment research and advisory services to ASF under the supervision of AIM and subject to the approval and direction of the Board of Directors of ASF. While AIM determines the core stocks and the emerging growth stocks to be purchased or sold by ASF, TradeStreet, under AIM's supervision, determines the value-oriented stocks to be purchased or sold by the Fund. As compensation for TradeStreet's services under the Sub-Advisory Agreements, AIM pays to TradeStreet an annual fee equal to 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million. For ASF's most recent fiscal year, TradeStreet and its predecessor, NationsBank of Texas, received aggregate fees in the amount of $2,442,907.

     The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by (i) ASF, (ii) the action of the shareholders of ASF, (iii) the Board of Directors of ASF, (iv) AIM or (v) TradeStreet. The notice provision may be waived by either party. The Sub-Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Sub-Advisory Agreement continues from year to year so long as its continuance is specifically approved at least annually either (i) by the Board of Directors of ASF or (ii) by the vote of a majority of ASF's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors of ASF who are not interested persons of ASF, AIM, or TradeStreet, cast in person at a meeting called for the purpose of voting on such approval.

INFORMATION CONCERNING TRADESTREET

     TradeStreet was formed on January 1, 1996, and is a wholly-owned, registered investment advisory subsidiary of NationsBank, N.A. TradeStreet employs over 80 investment professionals who, as of November 18, 1996, managed approximately $37 billion. TradeStreet services over 140 institutional clients and, as of November 18, 1996, acted as sub-advisor to 46 mutual funds. Information with regard to the directors and executive officers of TradeStreet is set forth in Annex H.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of ASF recommends that you vote FOR the approval of the New Sub-Advisory Agreement.

                                 PROPOSAL 4 --

                ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
           PROHIBITING OR RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND/OR AMENDMENT OF CERTAIN RELATED FUNDAMENTAL
                              INVESTMENT POLICIES

     The Boards of Directors of AEF (with respect to AIM Capital Development
Fund), AIF, ASF, ATEF and AVIF propose the elimination and/or the modification of certain fundamental investment policies that prohibit or restrict the Funds from investing in other investment companies. The specific changes proposed are described below. This proposal does not apply to AIM Blue Chip Fund, a series portfolio of AEF.

     Set forth below is each Fund's current fundamental investment policy prohibiting or restricting investments in other investment companies.

                                                      POLICY ON INVESTMENTS IN
            COMPANY/FUND                             OTHER INVESTMENT COMPANIES
-------------------------------------   -----------------------------------------------------
AEF
AIM Blue Chip Fund...................   No Policy.
AIM Capital Development Fund.........   No Policy.
AIF
All AIF Funds........................   No Policy.
ASF..................................   Fund may not acquire for value the securities of any
                                        other investment companies, other than in connection
                                        with a merger, consolidation, reorganization or
                                        acquisition of assets, except that the Fund may
                                        invest up to 5% of its assets in securities of other
                                        investment companies. The Fund will not purchase more
                                        than 3% of the outstanding voting stock of any
                                        investment company.
ATEF
AIM Tax-Exempt Cash Fund.............   Fund may not invest in shares of any other investment
                                        company, other than in connection with a merger,
                                        consolidation, reorganization or acquisition of
                                        assets, except that it may invest in shares of other
                                        investment companies representing compensation
                                        otherwise payable to directors of the Company
                                        pursuant to any deferred compensation plan.

                                                      POLICY ON INVESTMENTS IN
            COMPANY/FUND                             OTHER INVESTMENT COMPANIES
-------------------------------------   -----------------------------------------------------
Intermediate Portfolio...............   Fund may not invest in shares of any other investment
                                        company, other than in connection with a merger,
                                        consolidation, reorganization or acquisition of
                                        assets, except that for temporary purposes it may
                                        invest up to 10% of its assets in securities of other
                                        investment companies whose dividends are tax-exempt;
                                        provided that it will not invest more than 5% of its
                                        assets in securities of any investment company or
                                        purchase more than 3% of the outstanding voting stock
                                        of any investment company.
AIM Tax-Exempt Bond Fund of
  Connecticut........................   Fund may not invest in shares of any other investment
                                        company, other than in connection with a merger,
                                        consolidation, reorganization or acquisition of
                                        assets, except that it may invest in shares of other
                                        investment companies representing compensation
                                        otherwise payable to directors of the Company
                                        pursuant to any deferred compensation plan.
AVIF
All AVIF Funds.......................   Funds will not invest in securities of any other
                                        investment company except as part of a merger,
                                        consolidation or acquisition of assets and except for
                                        the investment in such securities of funds
                                        representing compensation otherwise payable to
                                        Directors of the Company pursuant to any deferred
                                        compensation plan existing at any time between the
                                        Company and one or more of its Directors.
                                        Additionally, the [AIM V.I. International Equity
                                        Fund] may purchase such securities of investment
                                        companies, provided that such purchase does not cause
                                        the Fund (i) to have more than 5% of the Fund's total
                                        assets, taken at market value, invested in any one
                                        such company, (ii) to have an aggregate investment in
                                        such companies of more than 10% of its total assets,
                                        taken at market value, or (iii) to own more than 3%
                                        of the total outstanding voting stock of any such
                                        company.

     Section 12 of the 1940 Act generally prohibits each Fund from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     The Boards of Directors may, in the near future, authorize AIM and the Companies to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Funds to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to such Funds are referred to herein collectively as the "Exemptive Orders"). There is no assurance that such Exemptive Orders will be granted. The investment companies in which the Funds may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds." In order to take full advantage of any exemptive relief that may be granted by the SEC and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by Section 12, each such Fund is seeking shareholder approval to eliminate the prohibition or restriction against investing in other investment companies.

     The Companies and AIM may seek Exemptive Orders because they believe each Fund can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling their investments in such securities, the Funds may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than a Fund would have available to it investing in such securities by itself. Pooling investments may also allow the Funds to increase the efficiency of portfolio management by permitting each Fund's portfolio manager to concentrate on those investments that constitute the bulk of the Fund's assets and not spend a disproportionate amount of time on specialized areas. The Companies may seek Exemptive Orders to permit, among other things, investments by the Funds for cash management purposes in money market funds advised by AIM, implementation of a master/feeder fund structure or investments in a separate small capitalization or initial public offering fund.

     If the proposed elimination of the Funds' prohibitions or restrictions against investments in other investment companies is approved, each such Fund may invest in securities of an Exemptive Order Fund only to the extent consistent with the respective Fund's investment objectives and policies as set forth from time to time in each Company's registration statement.

     In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable to the Funds to the extent that the assets of the Funds are invested in Exemptive Order Funds, and collect fees from the Exemptive Order Funds. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by them, and thus indirectly by the Funds. AIM believes that these indirect expenses will be offset by the benefits to the Funds of pooling their investments.

CERTAIN RELATED FUNDAMENTAL INVESTMENT POLICIES

     Some of the Funds currently have other fundamental investment restrictions that may prohibit each such Fund from taking full advantage of the Exemptive Orders. These fundamental restrictions may include one or more of the following:

     1. Diversification. AIM Capital Development Fund, a Fund of AEF, and each Fund of AIF and AVIF (except the AIM V.I. Global Utilities Fund) are prohibited from investing more than 5% of their assets in securities of a single issuer (other than U.S. Government Securities) or holding more than 10% of the outstanding voting securities of an issuer, except that such Funds may invest up to 25% (or for AIM Global Income Fund, up to 50%) of all assets without regard to such restrictions. As an operational matter, AIM V.I. Money Market Fund will invest no more than 5% of the value of its total assets in securities, other than U.S. Government Securities, of any one issuer except that it may exceed this limit to the extent permitted by Rule 2a-7 under the 1940 Act. ASF is prohibited from investing more than 5% of its assets in the securities of a single issuer (other than U.S. Government Securities) or holding more than 10% of the outstanding voting securities of an issuer. Neither AIM Tax-Exempt Cash Fund, nor the Intermediate Portfolio of ATEF will, with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies and instrumentalities and, with respect to AIM Tax-Exempt Cash Fund, except as permitted by Rule 2a-7).

     2. Control. ASF and each Fund of AVIF are prohibited from making investments for the purpose of exercising control or participation in management. The 1940 Act deems a person to have presumptive control over another person if it beneficially owns more than 25% of the other person's voting securities.

     From time to time, such Funds may desire to (i) invest more than 25% of their total assets in one or more Exemptive Order Funds or (ii) own more than 25% of the voting securities of one or more Exemptive Order Funds.

     The foregoing restrictions may be worded differently from Fund to Fund, but the substance of the restrictions is as set forth above. Additional information regarding a Fund's fundamental investment restrictions may be obtained without cost by telephoning AIM at 1-800-347-4246 and requesting a copy of the Fund's Statement of Additional Information.

     In order to take full advantage of the Exemptive Orders, each Fund subject to one or more of the foregoing investment restrictions seeks shareholder approval to amend such restrictions by adding the following exception to each restriction:

     . . . , except that the [name of the applicable Fund] may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     The elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendments to the related fundamental investment policies would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. These changes are not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because the Companies do not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Companies will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of each Company recommends that you vote FOR the proposal to eliminate the fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies.

                                 PROPOSAL 5 --

                  ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY
              PROHIBITING INVESTMENTS IN COMPANIES WITH LESS THAN
                      THREE YEARS OF CONTINUOUS OPERATIONS

     The Board of Directors of AIF proposes to eliminate the fundamental investment policy that AIM International Equity Fund, a series portfolio of AIF, may not:

     invest in securities of an issuer (including predecessors and unconditional guarantors) which has a record of less than three years of continuous operations.

     Companies which, together with their predecessors, have been in business for less than three years are often referred to as "unseasoned issuers." The Fund wishes to purchase securities of unseasoned issuers because such securities may provide opportunities for long-term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies. The Board of Directors of AIF and AIM nonetheless believe that the potential benefits to shareholders of permitting the Fund to invest in unseasoned issuers outweighs the marginal increase in risk that the Fund would incur in making such investments. In addition, elimination of this policy will permit the Fund to invest in Exemptive Order Funds, as described in Proposal 4, if such Exemptive Order Funds have been operating for less than three years.

     The elimination of the fundamental investment policy prohibiting investments in companies with less than three years of continuous operations would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. This change is not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because AIF does not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by the Fund in connection with soliciting approval of this proposal because AIF will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AIF recommends that you vote FOR the elimination of AIM International Equity Fund's fundamental investment policy prohibiting investments in companies with less than three years of continuous operations.

                                 PROPOSAL 6 --

                          RATIFICATION OF SELECTION OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board of Directors of each of AEF, AIF, ASF and ATEF, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP as independent accountants for the fiscal year of the Funds ending in 1997 to examine and verify the accounts and securities of the series portfolios of AEF, AIF, ASF and ATEF, and to report thereon to the Boards and the shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of each of AEF, AIF, ASF and ATEF recommends that you vote FOR the ratification of the selection of KPMG Peat Marwick LLP as each such Company's independent accountants.

                                 PROPOSAL 7 --

                          RATIFICATION OF SELECTION OF
                TAIT, WELLER & BAKER, AS INDEPENDENT ACCOUNTANTS

     The Board of Directors of AVIF, including a majority of the Independent Directors, has selected Tait, Weller & Baker as independent accountants for the fiscal year of the Funds ending in 1997 to examine and verify the accounts and securities of the series portfolios of AVIF, and to report thereon to the Board and the shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of Tait, Weller & Baker is expected to be present at the Annual Meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AVIF recommends that you vote FOR the ratification of the selection of Tait, Weller & Baker as AVIF's independent accountants.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF EACH OF THE COMPANIES

     Information regarding the executive officers of each of the Companies is set forth in Annex E.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     Information regarding ownership of each class of the Funds' shares by Directors and the Chief Executive Officer and by 5% holders of each class of such Fund is set forth in Annex I.

PROXY SOLICITATION

     The Companies have engaged the services of Shareholder Communications Corporation ("SCC") to assist them in the solicitation of proxies for the Annual Meeting. It is estimated that the aggregate cost of SCC's services with respect to all of the AIM Funds will be approximately $3,500,000. The cost of soliciting proxies will be borne primarily by AIM Management and certain incremental costs will be borne by the AIM Funds. The Companies expect to solicit proxies principally by mail, but the Companies or SCC may also solicit proxies by telephone, facsimile or personal interview. AIM Management may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

                             SHAREHOLDER PROPOSALS

     As a general matter, each Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting of such shareholder's Fund should send such proposal to the applicable Company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the Annual Meeting other than the matters set forth in this proxy statement.

                                           By order of the Boards of Directors,


                                                    Charles T. Bauer
                                           Chairman of the Board of Directors

December 20, 1996

                                    ANNEX A

                NUMBER OF SHARES OUTSTANDING ON DECEMBER 3, 1996
           FOR EACH SERIES PORTFOLIO OF AEF, AIF, ASF, ATEF AND AVIF

                             AIM EQUITY FUNDS, INC.

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
NAME OF FUND                                                               DECEMBER 3, 1996
------------                                                               -----------------
AIM Aggressive Growth Fund..............................................      60,713,760.440
AIM Blue Chip Fund......................................................       6,132,165.159
AIM Capital Development Fund............................................      28,846,040.199
AIM Charter Fund........................................................     289,860,679.395
AIM Constellation Fund..................................................     462,867,166.774
AIM Weingarten Fund.....................................................     265,721,677.288
                                                                           -----------------
TOTAL--AIM EQUITY FUNDS, INC............................................   1,114,141,489.255
                                                                           =================

                         AIM INTERNATIONAL FUNDS, INC.

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
NAME OF FUND                                                               DECEMBER 3, 1996
------------                                                                -----------------
AIM Global Aggressive Growth Fund.......................................     115,711,714.806
AIM Global Growth Fund..................................................      17,612,400.392
AIM Global Income Fund..................................................       3,775,095.797
AIM International Equity Fund...........................................      98,959,652.413
                                                                            ----------------
TOTAL--AIM INTERNATIONAL FUNDS, INC.....................................     236,058,863.408
                                                                            ================

                             AIM SUMMIT FUND, INC.

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
NAME OF FUND                                                               DECEMBER 3, 1996
------------                                                               -----------------
AIM Summit Fund, Inc....................................................      97,448,456.301
                                                                             ===============

                           AIM TAX-EXEMPT FUNDS, INC.

                                                                             NUMBER OF SHARES
                                                                              OUTSTANDING ON
NAME OF FUND                                                                 DECEMBER 3, 1996
------------                                                                 ----------------
AIM Tax-Exempt Bond Fund of Connecticut...................................     3,620,195.568
AIM Tax-Exempt Cash Fund..................................................    37,680,037.032
Intermediate Portfolio....................................................     7,759,046.364
                                                                              --------------
TOTAL--AIM TAX-EXEMPT FUNDS, INC..........................................    49,059,278.964
                                                                              ==============

                       AIM VARIABLE INSURANCE FUNDS, INC.

                                                                             NUMBER OF SHARES
                                                                              OUTSTANDING ON
NAME OF FUND                                                                 DECEMBER 3, 1996
------------                                                                 ----------------
AIM V.I. Capital Appreciation Fund.........................................   18,703,289.606
AIM V.I. Diversified Income Fund...........................................    5,573,923.997
AIM V.I. Global Utilities Fund.............................................      991,647.918
AIM V.I. Government Securities Fund........................................    2,332,250.556
AIM V.I. Growth Fund.......................................................   10,288,776.336
AIM V.I. Growth and Income Fund............................................   12,546,988.489
AIM V.I. International Equity Fund.........................................    9,833,643.390
AIM V.I. Money Market Fund.................................................   62,113,848.850
AIM V.I. Value Fund........................................................   19,502,017.420
                                                                             ---------------
TOTAL--AIM VARIABLE INSURANCE FUNDS, INC...................................  141,886,386.562
                                                                             ===============

                                    ANNEX B

                          DATES OF ADVISORY AGREEMENTS

                                                                                   DATE LAST       DATE SINCE AIM
                                                                                  SUBMITTED TO     HAS SERVED AS
                                                                                   A VOTE OF         INVESTMENT
NAME OF COMPANY AND FUND                  DATE OF CURRENT ADVISORY AGREEMENT      SHAREHOLDERS        ADVISOR
------------------------                --------------------------------------   --------------   ----------------
AIM EQUITY FUNDS, INC.
  AIM Blue Chip Fund                    Master Investment Advisory Agreement     March 11,        March 12, 1996
                                        dated October 18, 1993, as amended by    1996**
                                        Amendment No. 1, dated November 14,
                                        1994, as amended by Amendment No. 2,
                                        dated March 12, 1996
  AIM Capital Development Fund          Master Investment Advisory Agreement     March 11,        March 12, 1996
                                        dated October 18, 1993, as amended by    1996**
                                        Amendment No. 1, dated November 14,
                                        1994, as amended by Amendment No. 2,
                                        dated March 12, 1996

AIM INTERNATIONAL FUNDS, INC.
  AIM International Equity Fund         Master Investment Advisory Agreement     September 27,    November 8, 1991
                                        dated October 18, 1993                   1993*
  AIM Global Aggressive Growth Fund     Master Investment Advisory Agreement     July 1, 1994**   July 1, 1994
                                        dated July 1, 1994
  AIM Global Growth Fund                Master Investment Advisory Agreement     July 1, 1994**   July 1, 1994
                                        dated July 1, 1994
  AIM Global Income Fund                Master Investment Advisory Agreement     July 1, 1994**   July 1, 1994
                                        dated July 1, 1994
AIM SUMMIT FUND, INC.                   Investment Advisory Agreement dated      September 27,    October 5, 1988
                                        October 18, 1993                         1993*
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Bond Fund of
    Connecticut                         Master Investment Advisory Agreement     August 6,        June 30, 1992
                                        dated October 18, 1993                   1993**
  AIM Tax-Exempt Cash Fund              Master Investment Advisory Agreement     August 6,        June 30 1992
                                        dated October 18, 1993                   1993**
  Intermediate Portfolio                Master Investment Advisory Agreement     August 6,        May 11, 1987
                                        dated October 18, 1993                   1993**

---------------

 * The Current Advisory Agreement was last submitted to a vote of shareholders in 1993 as a result of a reorganization of several AIM Funds and/or the recapitalization of A I M Management Group Inc.

** The Current Advisory Agreement was submitted to a vote of the initial shareholder of the Fund prior to commencement of operations.

                                                                                   DATE LAST       DATE SINCE AIM
                                                                                  SUBMITTED TO     HAS SERVED AS
                                                                                   A VOTE OF         INVESTMENT
NAME OF COMPANY AND FUND                  DATE OF CURRENT ADVISORY AGREEMENT      SHAREHOLDERS        ADVISOR
------------------------                --------------------------------------   --------------   ----------------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund    Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Diversified Income Fund      Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Global Utilities Fund        Master Investment Advisory Agreement     May 1, 1994**    April 28, 1994
                                        dated October 18, 1993, as amended by
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Government Securities Fund   Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Growth Fund                  Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Growth and Income Fund       Master Investment Advisory Agreement     May 1, 1994**    April 28, 1994
                                        dated October 18, 1993, as amended by
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. International Equity Fund    Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Money Market Fund            Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994
  AIM V.I. Value Fund                   Master Investment Advisory Agreement     September 27,    March 31, 1993
                                        dated October 18, 1993, as amended by    1993*
                                        Amendment to Appendix A, dated April
                                        28, 1994

---------------

 * The Current Advisory Agreement was last submitted to a vote of shareholders in 1993 as a result of a reorganization of several AIM Funds and/or the recapitalization of A I M Management Group Inc.

** The Current Advisory Agreement was submitted to a vote of the initial shareholder of the Fund prior to commencement of operations.

                                    ANNEX C

                               [NAME OF COMPANY]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 1997, by and between [Name
of Company], a Maryland Corporation (the "Company"), with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     [This section does not apply to AIM Summit Fund. WHEREAS, the Company's charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Company's Board of Directors has authorized the issuance of
[       ] series of shares representing interests in [       ] investment
portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to individually as a "Fund," collectively as the "Funds"); and]

     [This section applies only to AIM Summit Fund. WHEREAS, the Company's charter does not currently provide for the issuance of separate series of shares of the Company representing separate investment portfolios, but such charter may in the future be amended to provide for such series of shares and portfolios (the current portfolio of the Company and any other portfolios hereafter added to the Company being referred to individually herein as a "Fund," collectively as the "Funds"); and]

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of Directors; and

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Directors;

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Delegation of Responsibilities. Subject to the approval of the Board of Directors and the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

     4. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors of the Company.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the corporate charter of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

     7. Compensation. The Company shall pay the Advisor as compensation for services rendered to a Fund hereunder an annual fee, payable monthly, based upon the average daily net assets of such Fund as the same is set forth in Appendix A attached hereto. Such compensation shall be paid solely from the assets of such Fund. The average daily net asset value of the Funds shall be determined in the manner set forth in the corporate charter and registration statement of the Company, as amended from time to time.

     8. Additional Services. Upon the request of the Company's Board of Directors, the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of Directors based on a finding by the Board of Directors that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any Fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to:

          (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

          (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

          (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of Directors.

     9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     10. Expense Limitation. [This section not applicable to AIM Variable Insurance Funds, Inc. If, for any fiscal year of the Company, the total of all ordinary business expenses of the Funds, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Funds' shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly investment advisory fee otherwise payable to the Advisor during such fiscal year. If required pursuant to such state securities regulations, the Advisor will, not later than the last day of the first month of the next succeeding fiscal year, reimburse the Funds for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation). For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement. The application of expense limitations shall be applied to each Fund of the Company separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Company as a whole.]

     11. Non-Exclusivity. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the

Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     12. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this Agreement shall thereafter continue in force and effect until February 28, 1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually;

          (a) (i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     13. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

     14. Liability of Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. [The following provision is applicable only to AIF, ASF and AVIF. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any officer, director or employee of the Advisor, the Company hereby agrees to indemnify and hold the Advisor harmless from and against all claims, actions, suits, and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.]

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. [The following provision is applicable only to AIF. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.]

     17. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                                              [NAME OF COMPANY]
                                                           (a Maryland corporation)
Attest:

                                                 By:
--------------------------------------------        -----------------------------------------
             Assistant Secretary                                  President

(SEAL)
                                                 A I M ADVISORS, INC.

Attest:                                          By:
--------------------------------------------        -----------------------------------------
             Assistant Secretary                                  President
(SEAL)

                                   APPENDIX A
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT
                                       OF
                               [NAME OF COMPANY]

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                     [FUND]

                                                                   ANNUAL
        NET ASSETS                                                  RATE
        ----------                                                 ------

                   [Fees will be those set forth in Annex F]

                                    ANNEX D

                            FEES PAID TO AFFILIATES
                           IN MOST RECENT FISCAL YEAR

                                       AIM
                                 (ADMINISTRATIVE          AIM
COMPANY AND FUND                   AGREEMENT)        DISTRIBUTORS*     AIM SERVICES
----------------                 ---------------     -------------     ------------
AIM EQUITY FUNDS, INC.
  AIM Blue Chip Fund**.......       $  20,545         $   172,399        $ 20,982
  AIM Capital Development
     Fund***.................          19,841             986,668          75,666
AIM INTERNATIONAL FUNDS, INC.
  AIM International Equity
     Fund....................          94,250           2,265,347       1,170,699
  AIM Global Aggressive
     Growth Fund.............          86,330           4,361,647       1,474,675
  AIM Global Growth Fund.....          78,704             565,334         216,084
  AIM Global Income Fund.....          74,433              88,913          40,282
AIM SUMMIT FUND, INC.........          63,439                   0               0
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Cash Fund...          34,220               2,659          40,165
  AIM Tax-Exempt Bond Fund of
     CT......................          45,950              34,649          19,600
  Intermediate Portfolio.....          44,054              18,234          42,242
AIM VARIABLE INSURANCE FUNDS,
  INC.****
  AIM V.I. Capital
     Appreciation Fund.......          33,560                   0               0
  AIM V.I. Diversified Income
     Fund....................          36,406                   0               0
  AIM V.I. Government
     Securities Fund.........          30,769                   0               0
  AIM V.I. Global Utilities
     Fund....................          33,582                   0               0
  AIM V.I. Growth Fund.......          32,425                   0               0
  AIM V.I. Growth & Income
     Fund....................          31,484                   0               0
  AIM V.I. International
     Equity Fund.............          21,068                   0               0
  AIM V.I. Money Market
     Fund....................          22,997                   0               0
  AIM V.I. Value Fund........          35,540                   0               0

---------------

   * Net amount received from sales commissions and Rule 12b-1 fees, not including amounts reallocated to brokers, dealers, agents and other service providers.

  ** For the period June 3, 1996 (date AIM commenced advising Fund) through
     October 31, 1996

 *** For the period June 17, 1996 (date operations commenced) through October
     31, 1996

**** For the eleven months ended December 31, 1995

                                    ANNEX E

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF AEF

     Officers of AEF serve at the pleasure of the Board. Set forth below is certain information regarding the executive officers of AEF.

                                                                                    BUSINESS EXPERIENCE
NAME                          AGE            POSITION WITH AEF                     DURING PAST FIVE YEARS
----                          ---     -------------------------------    ------------------------------------------
Charles T. Bauer              77      Chairman                           See Director table under Proposal 1.
Robert H. Graham              50      President                          See Director table under Proposal 1.
John J. Arthur*               52      Senior Vice President and          Senior Vice President and Treasurer, AIM;
                                      Treasurer                          and Vice President and Treasurer, A I M
                                                                         Management Group Inc. ("AIM Management"),
                                                                         A I M Capital Management, Inc. ("AIM
                                                                         Capital"), A I M Distributors, Inc. ("AIM
                                                                         Distributors"), A I M Fund Services, Inc.
                                                                         ("AIM Services"), A I M Institutional Fund
                                                                         Services, Inc.("AIM Institutional"), and
                                                                         Fund Management Company ("Fund
                                                                         Management").
Gary T. Crum                  49      Senior Vice President              Director and President, AIM Capital; and
                                                                         Director and Senior Vice President, AIM
                                                                         Management, and AIM; and Director, AIM
                                                                         Distributors.
Scott G. Lucas                37      Senior Vice President              Director and Senior Vice President, AIM
                                                                         Capital; and Vice President, AIM
                                                                         Management and AIM.
Jonathan C. Schoolar          35      Senior Vice President              Director and Senior Vice President, AIM
                                                                         Capital; and Vice President, AIM.
Carol F. Relihan*             42      Senior Vice President and          Senior Vice President, General Counsel and
                                      Secretary                          Secretary, AIM; Vice President, General
                                                                         Counsel and Secretary, AIM Management;
                                                                         Vice President and General Counsel, Fund
                                                                         Management; and Vice President, AIM
                                                                         Capital, AIM Distributors, AIM Services,
                                                                         and AIM Institutional.
Dana R. Sutton                37      Vice President and Assistant       Vice President and Fund Controller, AIM;
                                      Treasurer                          and Assistant Vice President and Assistant
                                                                         Treasurer, Fund Management.

Melville B. Cox               53      Vice President                     Vice President and Chief Compliance
                                                                         Officer, AIM, AIM Capital, AIM
                                                                         Distributors, AIM Services, AIM
                                                                         Institutional and Fund Management.
                                                                         Formerly, Vice President, Charles Schwab &
                                                                         Co., Inc.; Assistant Secretary, Charles
                                                                         Schwab Family of Funds and Schwab
                                                                         Investments; Chief Compliance Officer,
                                                                         Charles Schwab Investment Management,
                                                                         Inc.; and Vice President, Integrated
                                                                         Resources Life Insurance Co. and Capital
                                                                         Life Insurance Co.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

EXECUTIVE OFFICERS OF AIF

     Officers of AIF serve at the pleasure of the Board. Set forth below is certain information regarding the executive officers of AIF.

                                                                                    BUSINESS EXPERIENCE
NAME                          AGE            POSITION WITH AIF                     DURING PAST FIVE YEARS
----                          ---     -------------------------------    ------------------------------------------
Charles T. Bauer              77      Chairman                           See Director table under Proposal 1.
Robert H. Graham              50      President                          See Director table under Proposal 1.
John J. Arthur*               52      Senior Vice President and          Senior Vice President and Treasurer, AIM;
                                      Treasurer                          and Vice President and Treasurer, AIM
                                                                         Management, AIM Capital, AIM Distributors,
                                                                         AIM Services, AIM Institutional, and Fund
                                                                         Management.
Gary T. Crum                  49      Senior Vice President              Director and President, AIM Capital;
                                                                         Director and Senior Vice President, AIM
                                                                         Management, and AIM; and Director, AIM
                                                                         Distributors.
Scott G. Lucas                37      Senior Vice President              Director and Senior Vice President, AIM
                                                                         Capital; and Vice President, AIM and AIM
                                                                         Management.
Carol F. Relihan*             42      Senior Vice President and          Senior Vice President, General Counsel and
                                      Secretary                          Secretary, AIM; Vice President, General
                                                                         Counsel and Secretary, AIM Management;
                                                                         Vice President and General Counsel, Fund
                                                                         Management; and Vice President, AIM
                                                                         Capital, AIM Distributors, AIM Services,
                                                                         and AIM Institutional.
Dana R. Sutton                37      Vice President and Assistant       Vice President and Fund Controller, AIM;
                                      Treasurer                          and Assistant Vice President and Assistant
                                                                         Treasurer, Fund Management.
Jonathan C. Schoolar          35      Vice President                     Director and Senior Vice President, AIM
                                                                         Capital; and Vice President, AIM.
Melville B. Cox               53      Vice President                     Vice President and Chief Compliance
                                                                         Officer, AIM, AIM Capital, AIM
                                                                         Distributors, AIM Services, AIM
                                                                         Institutional and Fund Management.
                                                                         Formerly, Vice President, Charles Schwab &
                                                                         Co., Inc.; Assistant Secretary, Charles
                                                                         Schwab Family of Funds and Schwab
                                                                         Investments; Chief Compliance Officer,
                                                                         Charles Schwab Investment Management,
                                                                         Inc.; and Vice President, Integrated
                                                                         Resources Life Insurance Co. and Capital
                                                                         Life Insurance Co.
Robert G. Alley               48      Vice President                     Senior Vice President, AIM Capital; and
                                                                         Vice President, AIM. Formerly, Senior
                                                                         Fixed Income Money Manager, Waddell and
                                                                         Reed, Inc.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

EXECUTIVE OFFICERS OF ASF

     Officers of ASF serve at the pleasure of the Board. Set forth below is certain information regarding the executive officers of ASF.

                                                                            BUSINESS EXPERIENCE
NAME                       AGE          POSITION WITH ASF                 DURING PAST FIVE YEARS
----                       ---    -----------------------------   ---------------------------------------
Charles T. Bauer           77     Chairman                        See Director table under Proposal 1.
Robert H. Graham           50     President                       See Director table under Proposal 1.
John J. Arthur*            52     Senior Vice President and       Senior Vice President and Treasurer,
                                  Treasurer                       AIM; and Vice President and Treasurer,
                                                                  AIM Management, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional, and Fund Management.
Gary T. Crum               49     Senior Vice President           Director and President, AIM Capital;
                                                                  Director and Senior Vice President, AIM
                                                                  Management and AIM; and Director, AIM
                                                                  Distributors.
Carol F. Relihan*          42     Senior Vice President and       Senior Vice President, General Counsel
                                  Secretary                       and Secretary, AIM; Vice President,
                                                                  General Counsel and Secretary, AIM
                                                                  Management; Vice President and General
                                                                  Counsel, Fund Management; and Vice
                                                                  President, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional.
Scott G. Lucas             37     Senior Vice President           Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM
                                                                  Management and AIM.
Dana R. Sutton             37     Vice President and Assistant    Vice President and Fund Controller,
                                  Treasurer                       AIM; and Assistant Vice President and
                                                                  Assistant Treasurer, Fund Management.
Jonathan C. Schoolar       35     Vice President                  Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM.
Melville B. Cox            53     Vice President                  Vice President and Chief Compliance
                                                                  Officer, AIM, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional and Fund Management.
                                                                  Formerly, Vice President, Charles
                                                                  Schwab & Co., Inc.; Assistant
                                                                  Secretary, Charles Schwab Family of
                                                                  Funds and Schwab Investments; Chief
                                                                  Compliance Officer, Charles Schwab
                                                                  Investment Management, Inc.; and Vice
                                                                  President, Integrated Resources Life
                                                                  Insurance Co. and Capital Life
                                                                  Insurance Co.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

EXECUTIVE OFFICERS OF ATEF

     Officers of ATEF serve at the pleasure of the Board. Set forth below is certain information regarding the executive officers of ATEF.

                                                                            BUSINESS EXPERIENCE
NAME                       AGE         POSITION WITH ATEF                 DURING PAST FIVE YEARS
----                       ---    -----------------------------   ---------------------------------------
Charles T. Bauer           77     Chairman                        See Director table under Proposal 1.
Robert H. Graham           50     President                       See Director table under Proposal 1.
John J. Arthur*            52     Senior Vice President and       Senior Vice President and Treasurer,
                                  Treasurer                       AIM; and Vice President and Treasurer,
                                                                  AIM Management, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional, and Fund Management.
Gary T. Crum               49     Senior Vice President           Director and President, AIM Capital;
                                                                  Director and Senior Vice President, AIM
                                                                  Management and AIM; and Director, AIM
                                                                  Distributors.
Carol F. Relihan*          42     Senior Vice President and       Senior Vice President, General Counsel
                                  Secretary                       and Secretary, AIM; Vice President,
                                                                  General Counsel and Secretary, AIM
                                                                  Management; Vice President and General
                                                                  Counsel, Fund Management; and Vice
                                                                  President, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional.
Dana R. Sutton             37     Vice President and Assistant    Vice President and Fund Controller,
                                  Treasurer                       AIM; and Assistant Vice President and
                                                                  Assistant Treasurer, Fund Management.
Melville B. Cox            53     Vice President                  Vice President and Chief Compliance
                                                                  Officer, AIM, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional and Fund Management.
                                                                  Formerly, Vice President, Charles
                                                                  Schwab & Co., Inc.; Assistant
                                                                  Secretary, Charles Schwab Family of
                                                                  Funds and Schwab Investments; Chief
                                                                  Compliance Officer, Charles Schwab
                                                                  Investment Management, Inc.; and Vice
                                                                  President, Integrated Resources Life
                                                                  Insurance Co. and Capital Life
                                                                  Insurance Co.
Stuart W. Coco             41     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.
Karen Dunn Kelley          36     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

EXECUTIVE OFFICERS OF AVIF

     Officers of AVIF serve at the pleasure of the Board. Set forth below is certain information regarding the executive officers of AVIF.

                                                                            BUSINESS EXPERIENCE
NAME                       AGE         POSITION WITH AVIF                 DURING PAST FIVE YEARS
----                       ---    -----------------------------   ---------------------------------------
Charles T. Bauer           77     Chairman                        See Director table under Proposal 1.
Robert H. Graham           50     President                       See Director table under Proposal 1.
John J. Arthur*            52     Senior Vice President and       Senior Vice President and Treasurer,
                                  Treasurer                       AIM; and Vice President and Treasurer,
                                                                  AIM Management, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional, and Fund Management.
Gary T. Crum               49     Senior Vice President           Director and President, AIM Capital;
                                                                  Director and Senior Vice President, AIM
                                                                  Management and AIM; and Director, AIM
                                                                  Distributors
Scott G. Lucas             36     Senior Vice President           Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM
                                                                  Management and AIM.
Carol F. Relihan*          42     Senior Vice President and       Senior Vice President, General Counsel
                                  Secretary                       and Secretary, AIM; Vice President,
                                                                  General Counsel and Secretary, AIM
                                                                  Management; Vice President and General
                                                                  Counsel, Fund Management; and Vice
                                                                  President, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional.
Dana R. Sutton             37     Vice President and Assistant    Vice President and Fund Controller,
                                  Treasurer                       AIM; and Assistant Vice President and
                                                                  Assistant Treasurer, Fund Management.
Melville B. Cox            53     Vice President                  Vice President and Chief Compliance
                                                                  Officer, AIM, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional and Fund Management.
                                                                  Formerly, Vice President, Charles
                                                                  Schwab & Co., Inc.; Assistant
                                                                  Secretary, Charles Schwab Family of
                                                                  Funds and Schwab Investments; Chief
                                                                  Compliance Officer, Charles Schwab
                                                                  Investment Management, Inc.; and Vice
                                                                  President, Integrated Resources Life
                                                                  Insurance Co. and Capital Life
                                                                  Insurance Co.
Jonathan C. Schoolar       35     Vice President                  Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM.
Robert G. Alley            48     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM. Formerly, Senior
                                                                  Fixed Income Money Manager, Waddell and
                                                                  Reed, Inc.

Stuart W. Coco             41     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.
Karen Dunn Kelley          36     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.

------------------------------

* Mr. Arthur and Ms. Relihan are married to each other.

                                    ANNEX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE        WAIVERS
                                                                            TOTAL          NET FEES        FOR THE
                                                                         NET ASSETS      PAID TO AIM         MOST
                                                                        FOR THE MOST     FOR THE MOST      RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED         FISCAL
NAME OF COMPANY AND FUND                       DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*        YEAR
------------------------                  ---------------------------  ---------------   ------------     ----------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth Fund              0.80% of the first $150
                                          million.
                                          0.625% of the excess over
                                          $150 million.                $ 2,750,563,943   $16,492,564               0
  AIM Blue Chip Fund                      0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.                $   128,548,354   $   256,773 **   $   26,433
  AIM Capital Development Fund            0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.                $   273,687,609   $   280,248 ***  $  144,946
  AIM Charter Fund                        1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.                $ 3,192,471,415   $16,529,891      $  156,975
  AIM Constellation Fund                  1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.                $11,548,540,962   $57,614,412      $1,869,383
  AIM Weingarten Fund                     1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $350 million.
                                          0.625% of the excess over
                                          $350 million.                $ 5,305,435,087   $29,960,379      $1,458,804

---------------

  * AIM reimbursed expenses with respect to the following Funds: AIM Municipal Bond Fund, $13,200; AIM Global Growth Fund, $11,719; AIM Global Income Fund, $18,300; AIM V.I. Global Utilities Fund, $13,800; Liquid Assets Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio, $25,600; and Cash Reserve Portfolio, $20,000.

 ** For the period 06/03/96 through 10/31/96.

*** For the period 06/17/96 through 10/31/96.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE        WAIVERS
                                                                            TOTAL          NET FEES        FOR THE
                                                                         NET ASSETS      PAID TO AIM         MOST
                                                                        FOR THE MOST     FOR THE MOST      RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED         FISCAL
NAME OF COMPANY AND FUND                       DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*        YEAR
------------------------                  ---------------------------  ---------------   ------------     ----------
AIM FUNDS GROUP
  AIM Balanced Fund                       0.75% of the first $150
                                          million.
                                          0.50% of the excess over
                                          $150 million.                $   164,874,356   $   666,619      $   24,176
  AIM Global Utilities Fund               0.60% of the first $200
                                          million.
                                          0.50% over $200 million up
                                          to $500 million.
                                          0.40% over $500 million up
                                          to $1 billion.
                                          0.30% of the excess over $1
                                          billion.                     $   241,317,685   $ 1,256,220               0
  AIM Growth Fund                         0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                     $   306,250,064   $ 1,715,406               0
  AIM High Yield Fund                     0.625% of the first $200
                                          million.
                                          0.55% over $200 million to
                                          $500 million.
                                          0.50% over $500 million to
                                          $1 billion.
                                          0.45% of the excess over $1
                                          billion.                     $ 1,444,032,572   $ 5,717,303               0
  AIM Income Fund                         0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over $1
                                          billion.                     $   295,583,696   $ 1,176,249               0
  AIM Intermediate Government Fund        0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over $1
                                          billion.                     $   237,617,705   $   996,681               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE        WAIVERS
                                                                            TOTAL          NET FEES        FOR THE
                                                                         NET ASSETS      PAID TO AIM         MOST
                                                                        FOR THE MOST     FOR THE MOST      RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED         FISCAL
NAME OF COMPANY AND FUND                       DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*        YEAR
------------------------                  ---------------------------  ---------------   ------------     ----------
  AIM Money Market Fund                   0.55% of the first $1
                                          billion.
                                          0.50% of the excess over $1
                                          billion.                     $   584,793,680   $ 2,589,822               0
  AIM Municipal Bond Fund                 0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over $1
                                          billion.                     $   306,280,329   $ 1,356,225               0
  AIM Value Fund                          0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                     $ 6,269,483,246   $24,829,687      $  502,799
AIM INTERNATIONAL FUNDS, INC.
  AIM Global Aggressive Growth Fund       0.90% of the first $1
                                          billion.
                                          0.85% of the excess over $1
                                          billion.                     $ 1,726,533,976   $ 8,751,918               0
  AIM Global Growth Fund                  0.85% of the first $1
                                          billion.
                                          0.80% of the excess over $1
                                          billion.                     $   236,819,172   $ 1,162,771               0
  AIM Global Income Fund                  0.70% of the first $1
                                          billion.
                                          0.65% of the excess over $1
                                          billion.                     $    38,713,770             0      $  182,596
  AIM International Equity Fund           0.95% of the first $1
                                          billion.
                                          0.90% of the excess over $1
                                          billion.                     $ 1,476,749,468   $10,085,495      $  299,147
AIM INVESTMENT SECURITIES FUNDS
  Limited Maturity Treasury Portfolio     0.20% of the first $500
                                          million.
                                          0.175% of the excess over
                                          $500 million.                $   502,515,805   $   933,207               0
AIM SUMMIT FUND, INC.                     1.00% of the first $10
                                          million.
                                          0.75% over $10 million to
                                          $150 million.
                                          0.625% over $150 million.    $ 1,261,008,244   $ 7,360,028 ****          0

---------------

**** Of the $7,360,028 paid to AIM, $2,442,907 was paid by AIM to TradeStreet pursuant to a sub-advisory agreement.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE        WAIVERS
                                                                            TOTAL          NET FEES        FOR THE
                                                                         NET ASSETS      PAID TO AIM         MOST
                                                                        FOR THE MOST     FOR THE MOST      RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED         FISCAL
NAME OF COMPANY AND FUND                       DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*        YEAR
------------------------                  ---------------------------  ---------------   ------------     ----------
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Cash Fund                0.35%.                       $    30,014,343   $   101,649               0
  AIM Tax-Exempt Bond Fund of Connecticut 0.50%.                       $    39,355,441   $         0      $  198,182
  Intermediate Portfolio                  0.30% of the first $500
                                          million.
                                          0.25% over $500 million to
                                          $1 billion.
                                          0.20% of the excess over $1
                                          billion.                     $    83,066,447   $   232,893               0
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund      0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.                $   212,152,423   $   882,870               0
  AIM V.I. Diversified Income Fund        0.60% of the first $250
                                          million.
                                          0.55% of the excess over
                                          $250 million.                $    44,630,145   $   193,008               0
  AIM V.I. Global Utilities Fund          0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.                $     8,393,967             0      $   32,703
  AIM V.I. Government Securities Fund     0.50% of the first $250
                                          million.
                                          0.45% of the excess over
                                          $250 million.                $    19,545,391   $    71,080               0
  AIM V.I. Growth Fund                    0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.                $   102,600,112   $   434,620               0
  AIM V.I. Growth and Income Fund         0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.                $    38,567,212   $    46,017      $   67,802
  AIM V.I. International Equity Fund      0.75% of the first $250
                                          million.
                                          0.70% of the excess over
                                          $250 million.                $    82,256,855   $   457,559               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE        WAIVERS
                                                                            TOTAL          NET FEES        FOR THE
                                                                         NET ASSETS      PAID TO AIM         MOST
                                                                        FOR THE MOST     FOR THE MOST      RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY       COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED         FISCAL
NAME OF COMPANY AND FUND                       DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*        YEAR
------------------------                  ---------------------------  ---------------   ------------     ----------
  AIM V.I. Money Market Fund              0.40% of the first $250
                                          million.
                                          0.35% of the excess over
                                          $250 million.                $    65,505,754   $   168,901               0
  AIM V.I. Value Fund                     0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.                $   257,211,787   $ 1,078,007               0
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio                 0.15%.                       $ 2,086,944,322   $   125,264      $2,562,094
  Prime Portfolio                         0.20% of the first $100
                                          million.
                                          0.15% over $100 million up
                                          to $200 million.
                                          0.10% over $200 million up
                                          to $300 million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% over $1.5 billion.     $ 6,151,948,355   $ 3,007,431               0
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio                      0.15% of the first $300
                                          million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% of the excess over
                                          $1.5 billion.                $ 3,703,891,140   $ 2,227,788               0
  Treasury TaxAdvantage Portfolio         0.20% of the first $250
                                          million.
                                          0.15% over $250 million up
                                          to $500 million.
                                          0.10% of the excess over
                                          $500 million.                $   457,196,150   $   675,795      $  116,126
TAX-FREE INVESTMENTS CO.
  Cash Reserve Portfolio                  0.25% of the first $500
                                          million.
                                          0.20% of the excess over
                                          $500 million.                $ 1,044,178,428   $ 1,819,232      $  690,397

                                    ANNEX G

                             AIM SUMMIT FUND, INC.
                             SUB-ADVISORY AGREEMENT

     THIS AGREEMENT originally made the   day of           , 1997, by and
between A I M Advisors, Inc., a Delaware corporation (the "Advisor"), and TradeStreet Investment Associates, Inc., a Maryland corporation (the "Sub-Advisor").

                                    RECITALS

     WHEREAS, AIM Summit Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940 as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Sub-Advisor is registered under the Advisers Act, as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Advisor has entered into an investment advisory agreement of even date herewith with the Fund (the "Investment Advisory Agreement"), pursuant to which the Advisor shall act as investment advisor with respect to the Fund; and

     WHEREAS, pursuant to Section 3 (Delegation of Responsibilities) of the Investment Advisory Agreement, the Advisor wishes to retain the Sub-Advisor for purposes of rendering advisory services to the Advisor in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Appointment of Sub-Advisor. The Advisor hereby appoints the Sub-Advisor to render investment research and advisory services to the Advisor with respect to the Fund, under the supervision of the Advisor and subject to the approval and direction of the Fund's Board of Directors, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

          2. Investment Analysis. The duties of the Sub-Advisor shall be limited to the following:

             (a) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Advisor or Sub-Advisor considers desirable for inclusion in the Fund's investment portfolio; and

             (b) to the extent requested by the Advisor, determining which issuers and securities shall be represented in the Fund's investment portfolio, formulating programs for the purchases and sales of such securities and regularly reporting thereon to the Advisor and, at the request of the Advisor, to the Fund's Board of Directors.

          3. Control by Board of Directors. Any investment program undertaken by the Sub-Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor with respect to the Fund, shall at all times be subject to any directives of the Board of Directors of the Fund.

          4. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

             (a) all applicable provisions of the 1940 Act and Advisers Act and any rules and regulations adopted thereunder;

             (b) the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933 and the 1940 Act;

             (c) the provisions of the corporate charter of the Fund, as the same may be amended from time to time;

             (d) the provisions of the by-laws of the Fund, as the same may be amended from time to time; and

             (e) any other applicable provisions of state and federal law.

          5. Compensation. The Advisor shall pay the Sub-Advisor, as compensation for services rendered hereunder, an annual fee, payable monthly, based upon the following average daily net assets of the Fund:

                                    NET ASSETS
            -----------------------------------------------------------
            First $10 million..........................................   0.50%
            Over $10 million to and including $150 million.............   0.35%
            Over $150 million..........................................   0.225%
            Over $700 million..........................................   0.15%

     The average daily net asset value of the Fund shall be determined in the manner set forth in the corporate charter and registration statement of the Fund, as amended from time to time.

          6. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

          7. Expense Limitation. If, for any fiscal year of the Fund, the amount of the fee which the Advisor would otherwise receive from the Fund pursuant to the Investment Advisory Agreement is reduced pursuant to expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Advisor would otherwise receive from the Advisor pursuant to
     Section 5 of this Agreement shall also be reduced proportionately. For example, if the Advisor's fee from the Fund is reduced by 1/3, the Sub-Advisor's fee from the Advisor will also be reduced by 1/3. Such reduction shall be deducted from the monthly fee otherwise payable to the Sub-Advisor by the Advisor, and, if such amount should exceed such monthly fee, the Sub-Advisor agrees to repay the Advisor such amount of its fee previously received with respect to such fiscal year as may be required to make up the deficiency no later than the last day of the following month. In no event will the Sub-Advisor be required to reimburse the Advisor for any amount in excess of the fee it receives pursuant to this Agreement during the fiscal year of the Fund in which reimbursement is required.

          8. Non-Exclusivity. The services of the Sub-Advisor to the Advisor with respect to the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Advisor may serve as officers or directors of the Advisor or of the Fund, and that officers or directors of the Fund or of the Advisor may serve as officers or directors of the Sub-Advisor to the extent permitted by law; and that the officers and directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          9. Term and Approval. This Agreement shall become effective if approved by the shareholders of the Fund, and if so approved, this Agreement shall thereafter continue in force and effect until February 28, 1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

             (a)(i) by the Fund's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

             (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Fund directors), by votes cast in person at a meeting specifically called for such purpose.

          10. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, or by the Sub-Advisor on sixty (60) days' written notice to the other party and to the Fund. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

          11. Liability of Sub-Advisor. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor or any of its officers, directors or employees, the Sub-Advisor shall not be subject to liability to the Advisor for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          12. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice, with a copy to the Fund. Until further notice, it is agreed that the address of the Fund and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046 and that of the Sub-Advisor shall be 101 South Tryon Street, Suite 1000, Charlotte, NC 28255.

          13. Questions of Interpretation; Applicable Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                            A I M ADVISORS, INC.
Attest:
                                            By:
--------------------------------------         --------------------------------
            Assistant Secretary                            President
(SEAL)
                                            TRADESTREET INVESTMENT
                                               ASSOCIATES, INC.
Attest:
                                            By:
--------------------------------------         --------------------------------
            Assistant Secretary                            President

(SEAL)

                                    ANNEX H

                                  TRADESTREET
                        DIRECTORS AND EXECUTIVE OFFICERS

                                   DIRECTOR/
                                    OFFICER      POSITION WITH         BUSINESS EXPERIENCE
NAME                        AGE      SINCE        TRADESTREET        DURING PAST FIVE YEARS
----                        ---   ------------  ----------------  -----------------------------
James Bainbridge Sommers    57    Director      Director          President, NationsBank Trust;
                                  since 09/95                     Officer, NationsBank, N.A.;
                                                                  Director, NationsBanc
                                                                  Discount Brokerage, Inc.
John Warner Munce           42    Director      Director          Executive Vice President,
                                  since 09/95                     NationsBank N.A.; Director,
                                                                  NationsBanc Discount
                                                                  Brokerage, Inc.
Stuart Alvin Sachs          64    Director      Director          President, Sovran Capital
                                  since 09/95                     Management Corp.; President,
                                                                  C&S/Sovran Capital Management
                                                                  Corp.
Andrew Michael Silton       42    Director and  Director and      Senior Vice President,
                                  Officer       President         NationsBank, N.A.; President,
                                  since 09/95                     Cooperative Ventures; Senior
                                                                  Vice President, Shields Asset
                                                                  Management; Registered
                                                                  Representative, Furman Selz.
Richard Scott Gershen       42    Officer       Chief Operating   Senior Vice President,
                                  since 10/95   Officer           NationsBank, N.A.; Senior
                                                                  Vice President, Alliance
                                                                  Capital Management L.P.;
                                                                  Chief Financial Officer,
                                                                  Shields Asset Management,
                                                                  Inc.
Emerson Keith Wirtz, Jr.    36    Officer       Chief Investment  Senior Vice President,
                                  since 12/96   Officer           BankAmerica Corp.; First Vice
                                                                  President, Security Pacific
                                                                  Corp.
Holly Day Deem              41    Officer       Officer           Senior Vice President,
                                  since 09/95                     NationsBank, N.A.; Senior
                                                                  Vice President, NationsBank
                                                                  of Texas, N.A.; Senior Vice
                                                                  President, First Florida
                                                                  Bank, N.A.

                                    ANNEX I

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of Common Stock the Companies listed below by the Directors and Chief Executive Officer of such Companies. To the extent that a Company is not listed next to a Director's name, such Director held no shares of any class of such Company as of December 3, 1996.

                                                                                                        SHARES OWNED
                                                                                                      BENEFICIALLY AS
                                                                                                       OF DECEMBER 3,    PERCENT
 NAME OF DIRECTOR/CHIEF EXECUTIVE OFFICER   COMPANY                     FUND (CLASS)                        1996         OF CLASS
------------------------------------------  -------     --------------------------------------------- ----------------   --------
Charles T. Bauer..........................    AEF       AIM Aggressive Growth Fund (Class A)               4,544.953        *
                                                        AIM Capital Development Fund (Class A)            10,921.776        *
                                                        AIM Charter Fund (Class A)                        48,369.432        *
                                                        AIM Constellation Fund (Class A)                  29,927.659        *
                                                        AIM Weingarten Fund (Class A)                     14,911.721        *
                                              AIF       AIM Global Aggressive Growth Fund (Class A)        6,455.468        *
                                                        AIM Global Growth Fund (Class A)                  18,724.445        *
                                                        AIM International Equity Fund (Class A)           42,369.005        *
                                              ASF                                                          4,183.574        *
                                             ATEF       AIM Tax-Exempt Cash Fund                         789,611.520      2.0955%
                                                        International Portfolio                          172,896.132      2.2283%
                                                          (AIM Tax-Free Intermediate Shares)
Bruce L. Crockett.........................    AEF       AIM Aggressive Growth Fund (Class A)                 251.624        *
                                                        AIM Charter Fund (Class A)                           131.885        *
                                                        AIM Constellation Fund (Class A)                      58.293        *
                                                        AIM Weingarten Fund (Class A)                         73.643        *
                                              AIF       AIM International Equity Fund (Class A)              419.680        *
Owen Daly II..............................    AEF       AIM Aggressive Growth Fund (Class A)                 366.902        *
                                                        AIM Charter Fund (Class A)                        27,750.297        *
                                                        AIM Constellation Fund (Class A)                  15,783.283        *
                                                        AIM Weingarten Fund (Class A)                     20,313.067        *
                                              AIF       AIM International Equity Fund (Class A)            3,838.293        *
Carl Frischling...........................    AEF       AIM Aggressive Growth Fund (Class A)                 265.225        *
                                                        AIM Charter Fund (Class A)                         3,336.570        *
                                                        AIM Constellation Fund (Class A)                   3,455.961        *
                                                        AIM Weingarten Fund (Class A)                      3,272.528        *
Robert H. Graham..........................    AEF       AIM Aggressive Growth Fund (Class A)               2,859.955        *
                                                        AIM Blue Chip Fund (Class A)                       3,067.485
                                                        AIM Capital Development Fund (Class A)             7,411.067        *
                                                        AIM Charter Fund (Class A)                        15,775.609        *
                                                        AIM Constellation Fund (Class A)                   7,406.817        *
                                                        AIM Weingarten Fund (Class A)                     10,584.043        *
                                              AIF       AIM Global Aggressive Growth Fund (Class A)        5,855.097        *
                                                        AIM International Equity Fund (Class A)           12,415.435        *
                                              ASF                                                         20,850.004        *
                                             ATEF       AIM Tax-Exempt Cash Fund                          10,568.370        *
                                                        Intermediate Portfolio                            76,069.951        *
                                                          (AIM Tax-Free Intermediate Shares)
John F. Kroeger...........................    AEF       AIM Charter Fund (Class A)                         6,486.779        *
                                                        AIM Weingarten Fund (Class A)                      2,058.234        *

---------------
* Less than 1% of the outstanding shares of the Class.

                                                                                                        SHARES OWNED
                                                                                                      BENEFICIALLY AS
                                                                                                       OF DECEMBER 3,    PERCENT
 NAME OF DIRECTOR/CHIEF EXECUTIVE OFFICER   COMPANY                     FUND (CLASS)                        1996         OF CLASS
------------------------------------------  -------     --------------------------------------------- ----------------   --------
Lewis F. Pennock..........................    AEF       AIM Charter Fund (Class A)                         1,071.175        *
Ian W. Robinson...........................    AIF       AIM International Equity Fund (Class A)            2,312.713        *
Louis S. Sklar............................    AEF       AIM Aggressive Growth Fund (Class A)                 522.624        *
                                                        AIM Charter Fund (Class A)                         4,870.955        *
                                                        AIM Constellation Fund (Class A)                   2,153.944        *
                                                        AIM Weingarten Fund (Class A)                      1,630.405        *
                                              AIF       AIM International Equity Fund (Class A)            3,261.420        *
All Directors and Chief Executive Officer     AEF       AIM Aggressive Growth Fund (Class A)               8,811.283        *
                                                        AIM Blue Chip Fund  (Class A)                      3,067.485        *
                                                        AIM Capital Development Fund (Class A)            18,332.843        *
                                                        AIM Charter Fund (Class A)                       107,792.702        *
                                                        AIM Constellation Fund (Class A)                  58,785.957        *
                                                        AIM Weingarten Fund (Class A)                     52,843.641        *
                                              AIF       AIM Global Aggressive Growth Fund (Class A)       12,310.565        *
                                                        AIM Global Growth Fund (Class A)                  18,724.445        *
                                                        AIM International Equity Fund (Class A)           64,616.546        *
                                              ASF                                                         25,033.578        *
                                             ATEF       AIM Tax-Exempt Cash Fund                         800,179.890      2.1236%
                                                        Intermediate Portfolio
                                                          (AIM Tax-Free Intermediate Shares)             248,966.083      3.2087%

---------------

* Less than 1% of the outstanding shares of the Class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

AEF

     To the best knowledge of AEF, the names and addresses of the record holders of 5% or more of the outstanding shares of AEF as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. AEF has no knowledge of shares held beneficially.

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM AGGRESSIVE GROWTH FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              13,102,312.079          21.58%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM BLUE CHIP FUND
  CLASS A.....................................   Robert W. Baird Inc.                              1,719,177.080          31.40%
                                                   Attn: Mutual Fd Operations
                                                   777 E. Wisconsin Ave.
                                                   Milwaukee, WI 53202
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith                  69,514.000          10.59%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM CAPITAL DEVELOPMENT FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith               4,455,139.471          17.98%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
                                                 Robert W. Baird Inc.                              2,590,087.830          10.45%
                                                   Attn: Mutual Fd Operations
                                                   777 E. Wisconsin Ave.
                                                   Milwaukee, WI 53202
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith                 838,416.000          20.61%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM CHARTER FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              30,259,884.858          12.68%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
                                                 Great-West Life and Annuity Insurance Co         18,214,762.787           7.63%
                                                   401(k) Unit Valuations
                                                   Attn: Rod Switzer 2T2
                                                   8515 E. Orchard
                                                   Englewood, CO 80111
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith               5,179,090.000          10.66%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  INSTITUTIONAL CLASS.........................   Commonwealth of Massachusetts                     2,388,416.162          90.45%
                                                   Deferred Compensation Plan
                                                   One Ashburton Place
                                                   12th Floor
                                                   Boston, MA 02108
AIM CONSTELLATION FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              76,352,799.963          16.92%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd floor
                                                   Jacksonville, FL 32246
  INSTITUTIONAL CLASS.........................   City of New York Deferred Compensation            5,669,522.144          49.10%
                                                   Attn: Joan Barrow
                                                   40 Rector Street 3rd floor
                                                   New York, NY 10006
                                                 Nationwide Ohio Variable Account                  1,562,558.914          13.53%
                                                   P.O. Box 182029
                                                   C/O IPO Portfolio Accounting
                                                   Columbus, OH 43218
                                                 Commonwealth of Massachusetts                     1,472,819.304          12.75%
                                                   Deferred Compensation Plan
                                                   Attn: Laureen Casper
                                                   One Ashburton Place 12th floor
                                                   Boston, MA 02108

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM WEINGARTEN FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              47,543,872.319          19.13%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith               1,779,870.503          12.55%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  INSTITUTIONAL CLASS.........................   Commonwealth of Massachusetts                     1,965,036.607          66.12%
                                                   Deferred Compensation Plan
                                                   Attn: Laureen Casper
                                                   One Ashburton Place 12th floor
                                                   Boston, MA 02108
                                                 Union Planters National Bank                        542,412.225          18.25%
                                                   P.O. Box 387
                                                   Attn: Susan Trotter
                                                   Memphis, TN 38147
                                                 City of Milwaukee Deferred Compensation             170,555.407           5.74%
                                                   Firstar Trust Co.
                                                   P.O. Box 2054
                                                   Milwaukee, WI 53201

AIF

     To the best knowledge of AIF, the names and addresses of the record holders of 5% or more of the outstanding shares of AIF as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. AIF has no knowledge of shares held beneficially.

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM GLOBAL AGGRESSIVE GROWTH FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              11,081,247.909          18.22%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith              15,140,542.422          27.59%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM GLOBAL GROWTH FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith               1,187,184.000          14.05%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith               2,270,014.000          24.77%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM GLOBAL INCOME FUND
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith                 199,628.000          12.18%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
AIM INTERNATIONAL EQUITY FUND
  CLASS A.....................................   Merrill Lynch Pierce Fenner & Smith              20,600,410.942          28.13%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246
  CLASS B.....................................   Merrill Lynch Pierce Fenner & Smith               9,312,312.861          36.18%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246

ASF

     To the best knowledge of ASF, there were no record holders of 5% or more of the outstanding shares of ASF as of the Record Date. ASF has no knowledge of shares held beneficially.

ATEF

     To the best knowledge of ATEF, the names and addresses of the record holders of 5% or more of the outstanding shares of ATEF as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. ATEF has no knowledge of shares held beneficially.

                                                                                                 SHARES OWNED  OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM TAX-EXEMPT CASH FUND
                                                 P. Andrews McLane                                 3,957,540.640          10.50%
                                                   77 Dean Rd
                                                   Weston, MA 02193-0000
                                                 William L. Lanier                                 1,923,934.490           5.11%
                                                 Mary Jane Lanier Jt Ten
                                                   15 Lloyd Harbor Road
                                                   Lloyd Habor, NY 11743-7204
INTERMEDIATE PORTFOLIO
                                                 Merrill Lynch Pierce Fenner & Smith                 764,591.000           9.85%
                                                   FBO the sole benefit of customers
                                                   Attn: Fund Administration
                                                   4800 Deer Lake Dr. East 3rd Floor
                                                   Jacksonville, FL 32246

AVIF

     To the best knowledge of AVIF, the names and addresses of the record holders of 5% or more of the outstanding shares of AVIF as of the Record Date, and the amount of outstanding shares owned of record by such holders are set forth below. AVIF has no knowledge of shares held beneficially.

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM V.I. CAPIAL APPRECIATION FUND
                                                 CIGNA Individual Insurance                       16,065,616.171          85.90%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                      2,376,565.028          12.71%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. DIVERSIFIED INCOME FUND
                                                 CIGNA Individual Insurance                        4,750,334.524          85.22%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                        694,337.952          12.46%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. GLOBAL UTILITIES FUND
                                                 CIGNA Individual Insurance                          825,920.886          83.29%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                        111,175.795          11.21%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
                                                 Connecticut General Life Ins. Co.                    54,540.668           5.50%
                                                   Seed Account / Attn: Kurt Bauer
                                                   S-203
                                                   Hartford, CT
AIM V.I. GOVERNMENT SECURITIES FUND
                                                 CIGNA Individual Insurance                        1,988,725.463          85.27%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                        230,251.357           9.87%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. GROWTH FUND
                                                 CIGNA Individual Insurance                        9,024,101.063          87.71%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                      1,250,748.188          12.16%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
FUND (CLASS)                                                    OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
------------                                     ----------------------------------------------- ----------------        --------
AIM V.I. GROWTH AND INCOME FUND
                                                 CIGNA Individual Insurance                        5,835,715.043          46.51%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 IDS Life Insurance Company                        4,751,890.637          37.87%
                                                   Attn: Craig Lindo
                                                   Re Growth & Income
                                                   IDS Tower 10
                                                   Minneapolis MN 55440
                                                 Glenbrook Life & Annuity Co.                      1,694,649.396          13.51%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. INTERNATIONAL EQUITY FUND
                                                 CIGNA Individual Insurance                        8,538,137.843          86.83%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                      1,294,398.394          13.16%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. MONEY MARKET FUND
                                                 CIGNA Individual Insurance                       54,285,574.030          87.65%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                      7,587,876.890          12.25%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040
AIM V.I. VALUE FUND
                                                 CIGNA Individual Insurance                       17,466,226.479          89.56%
                                                   AIM VI Separate Acct - Kurt Bauer
                                                   S204
                                                   Hartford, CT 06152
                                                 Glenbrook Life & Annuity Co.                      1,919,086.933           9.84%
                                                   Attn: Financial Control Dept. N4A
                                                   P.O. Box 94040
                                                   Palatine, IL 60094-4040

                                                                      APPENDIX 1

PROXY                                                                      PROXY
                               AIM BLUE CHIP FUND
                       A SERIES OF AIM EQUITY FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                        GROUP A

PROXY                                                                    PROXY
                         AIM CAPITAL DEVELOPMENT FUND
                       A SERIES OF AIM EQUITY FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997
The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date
                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                     / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                       GROUP A

PROXY                                                                    PROXY
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                   A SERIES OF AIM INTERNATIONAL FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997
The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                            AIM GLOBAL GROWTH FUND
                  A SERIES OF AIM INTERNATIONAL FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                     GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                       GROUP A

PROXY                                                                    PROXY
                             AIM GLOBAL INCOME FUND
                   A SERIES OF AIM INTERNATIONAL FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                         AIM INTERNATIONAL EQUITY FUND
                   A SERIES OF AIM INTERNATIONAL FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                             AIM SUMMIT FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                     A SERIES OF AIM TAX-EXEMPT FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date
                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                                         GROUP A

PROXY                                                                    PROXY
                            AIM TAX-EXEMPT CASH FUND
                       A SERIES OF AIM TAX-EXEMPT FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                             INTERMEDIATE PORTFOLIO
                     A SERIES OF AIM TAX-EXEMPT FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                       AIM V.I. CAPITAL APPRECIATION FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                        AIM V.I. DIVERSIFIED INCOME FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                         AIM V.I. GLOBAL UTILITIES FUNDS
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                      AIM V.I. GOVERNMENT SECURITIES FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                    PROXY
                             AIM V.I. GROWTH FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                       GROUP A

PROXY                                                                     PROXY
                        AIM V.I. GROWTH AND INCOME FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.

1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                       GROUP A

PROXY                                                                     PROXY
                       AIM V.I. INTERNATIONAL EQUITY FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                     PROXY
                           AIM V.I. MONEY MARKET FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP A

PROXY                                                                     PROXY
                              AIM V.I. VALUE FUND
                 A SERIES OF AIM VARIABLE INSURANCE FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS. (For AVIF Shareholders:
This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her
Contract.                            See the proxy statement for more details.)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                         GROUP A

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.


1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II      Carl Frischling    Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson   Louis S. Sklar

                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund
   (Applies only to ASF)                                                                      / /      / /        / /

4. Proposal to eliminate a fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental
   investment policies. (Applies to all Funds except AIM Blue Chip Fund)                      / /      / /        / /

5. Proposal to eliminate fundamental investment policy prohibiting investments in companies with less than three years of continuous operations. (Applies only to
   AIM International Equity Fund)                                                             / /      / /        / /

6. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent
   accountants for the Fund. (Applies to all Funds except AVIF)                               / /      / /        / /

7. Proposal to ratify the selection of Tait, Weller & Baker as independent
   accountants for the Fund. (Applies only to AVIF)                                           / /      / /        / /

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                      GROUP A